Posting Supplement No. 115 dated November 21, 2009 to Prospectus dated July 30, 2009	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated July 30, 2009 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated July 30, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 416587

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416587	$12,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416587. Member loan 416587 was requested on November 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,333 / month
Current employer:	Herndon Plant & Oakley	Debt-to-income ratio:	9.45%
Length of employment:	< 1 year	Location:	Corpus Christi, TX

Home town:
Current & past employers:	Herndon Plant & Oakley
Education:

This borrower member posted the following loan description, which has not been verified:

My wife left me and we agreed on a settlement price. If I borrow the money and pay her in cash, I don't have to cash out my IRA's and take the penalty on them. I have always paid my credit cards in full every month unless they were 0% interest. I have also agreed to pay off her car loan as the other part of our settlement. I will definitley make timely payments and will even prepay if at all possible. 485242 added on 11/17/09 > I have a stable job with no fear of losing it. I make a good income but my wife cleaned me out of most of my liquid assets. So most of my assests are in my IRAs and the house. I am renting out the upstairs of the house which is bringing in an extra $650 a month.<br/>

A credit bureau reported the following information about this borrower member on November 17, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1986	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,910.00	Public Records On File:	0
Revolving Line Utilization:	5.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 434558

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434558	$12,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434558. Member loan 434558 was requested on November 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$6,250 / month
Current employer:	IHG	Debt-to-income ratio:	24.77%
Length of employment:	5 years	Location:	East Rutherford, NJ

Home town:
Current & past employers:	IHG
Education:

This borrower member posted the following loan description, which has not been verified:

Money used to pay off high interest credit cards 518490 added on 11/17/09 > In these tough economic times, I have been fortunate enough to work for a solid company with great stability. I plan to use the funds to pay off credit cards. Every single card that I have has raised their interest rates before the government steps in to regulate the rates and it's completely unfair. <br/>I'm never ever late with my payments and am very responsible. I want to pay off these cards and eliminate myself from paying these abusive high interest rates.<br/>Thank you for your support!!!<br/>

A credit bureau reported the following information about this borrower member on November 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,958.00	Public Records On File:	0
Revolving Line Utilization:	92.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439010

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439010	$12,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439010. Member loan 439010 was requested on November 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Crown Cork & Seal	Debt-to-income ratio:	16.08%
Length of employment:	10 + years	Location:	Methuen, MA

Home town:
Current & past employers:	Crown Cork & Seal
Education:

This borrower member posted the following loan description, which has not been verified:

Hello, I thought applying for a peer lending loan would be the best way for me to get a quality loan while others (rather than banks) are able to gain some return. I am a single, working mother with two boys. The oldest is 24 and recently got his MBA. My youngest is 16 and learning to drive. I ended up accumulating most of my debt in the past couple years. The main reason is that my youngest son was in and out of the hospital. Hotel rooms, food etc added up as well as other bills. I have a very secure union job with over 20 years at the same company. I have not been one day late on any payment in over 6 years and have been paying way above the minimum balance on many bills. However, one lump sum loan would make juggling various bills much easier while also lowering my interest rates significantly. I thank you for your time!

A credit bureau reported the following information about this borrower member on November 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,244.00	Public Records On File:	1
Revolving Line Utilization:	66.60%	Months Since Last Record:	85
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 443495

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443495	$25,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443495. Member loan 443495 was requested on November 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,292 / month
Current employer:	Healthfirst	Debt-to-income ratio:	8.71%
Length of employment:	10 + years	Location:	COLLEGE POINT, NY

Home town:
Current & past employers:	Healthfirst
Education:

This borrower member posted the following loan description, which has not been verified:

A loan for debt consolidation. 539694 added on 11/14/09 > a loan to consildate debt.<br/>

A credit bureau reported the following information about this borrower member on November 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$56,914.00	Public Records On File:	0
Revolving Line Utilization:	53.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 447676

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
447676	$5,000	19.82%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 447676. Member loan 447676 was requested on November 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	HD Segur	Debt-to-income ratio:	5.53%
Length of employment:	2 years	Location:	COLCHESTER, CT

Home town:
Current & past employers:	HD Segur, Philip Jon Insurance Agency
Education:	Eastern Connecticut State University, Hawaii Pacific University, Kaplan University

This borrower member posted the following loan description, which has not been verified:

I am starting up an insurance agency in Manchester, Connecticut and need roughly 25k to shore up cashflow for the first year. We expect to pay the loan off early using the cashflow genereated in years 2 and 3. We do have a comprehensive business plan as well as 5 year projections and monthly projections for the first 3 years. 548595 added on 11/17/09 > I left my sales position to start the agency as of November 16th. My current debts include $220/mo. car loan, $300/mo. housing, and $227/mo. in student loans. <br/><br/>I have good credit with no blemishes. <br/><br/>As far as my job experience. I was an agent for a large Connecticut agency for 2.5 years. During that time I ranked number 2 out of 10 account executives for production. <br/><br/>My plan for the agency is to bring in roughly $500k-$550k in new business premium. Commissions are roughly 15% of premium written. We project positive cash flow throughout the duration of the business, as well as a break even around the middle of year 2. <br/><br/>If you have any additional questions, or would like a copy of the business plan and financial projections please let me know.<br/>

A credit bureau reported the following information about this borrower member on October 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,025.00	Public Records On File:	0
Revolving Line Utilization:	22.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 448328

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448328	$16,750	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448328. Member loan 448328 was requested on November 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	GUILFORD COUNTY SCHOOLS	Debt-to-income ratio:	19.68%
Length of employment:	10 + years	Location:	Greensboro, NV

Home town:
Current & past employers:	GUILFORD COUNTY SCHOOLS
Education:

This borrower member posted the following loan description, which has not been verified:

I AM LOOKING FOR A LOAN TO CONSOLIDATE MY CREDIT CRD DEBT 549923 added on 11/11/09 > I am going to consolidate cvredit card debt. I have been with my job for 19 years as a transportation supervisor for the local school system. I have no delinquent accounts and always pay on time.<br/>

A credit bureau reported the following information about this borrower member on November 4, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1985	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	23	Months Since Last Delinquency:	12
Revolving Credit Balance:	$23,517.00	Public Records On File:	0
Revolving Line Utilization:	61.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451027

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451027	$14,500	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451027. Member loan 451027 was requested on November 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,550 / month
Current employer:	n/a	Debt-to-income ratio:	12.98%
Length of employment:	n/a	Location:	Bremerton, WA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

555359 added on 11/07/09 > hi,i will be using this loan to consolidate debt.I have always paid all my bills on time. thank you.<br/> 555359 added on 11/07/09 > i'm not sure what i am supposed to say here?<br/>

A credit bureau reported the following information about this borrower member on November 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	74
Revolving Credit Balance:	$2,057.00	Public Records On File:	0
Revolving Line Utilization:	89.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 452147

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452147	$18,250	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452147. Member loan 452147 was requested on November 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	David L. Gorman, P.A.	Debt-to-income ratio:	23.12%
Length of employment:	8 years	Location:	WPB, FL

Home town:	Jerome
Current & past employers:	David L. Gorman, P.A.
Education:	Florida Atlantic University, Florida International University

This borrower member posted the following loan description, which has not been verified:

557815 added on 11/17/09 > Due to a sudden onset illness in July 2009, I incurred substantial medical and prescription costs that are beginning to level out. This came at the same time as my finace's income being cut. I want to consolidate and pay off the debt with one monthly payment instead of several.<br/>

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,882.00	Public Records On File:	0
Revolving Line Utilization:	69.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 452273

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452273	$13,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452273. Member loan 452273 was requested on November 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Veterans Direct Inc.	Debt-to-income ratio:	23.52%
Length of employment:	3 years	Location:	Seguin, TX

Home town:
Current & past employers:	Veterans Direct Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

557983 added on 11/18/09 > This is a Veteran owned company which will use these funds to develop a new product. Veterans Direct Inc. is a Texas (c) Corporation which is 100% Veteran owned and operated. I am the President and CEO and a retired Marine Corps veteran.<br/>

A credit bureau reported the following information about this borrower member on November 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1984	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,466.00	Public Records On File:	0
Revolving Line Utilization:	40.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 452997

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452997	$13,200	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452997. Member loan 452997 was requested on November 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	n/a	Debt-to-income ratio:	3.97%
Length of employment:	n/a	Location:	GILBERT, AZ

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

510846 added on 11/16/09 > Prudent borrower with cash reserves to pay off loan if necessary.<br/>

A credit bureau reported the following information about this borrower member on October 19, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,480.00	Public Records On File:	0
Revolving Line Utilization:	4.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 453235

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453235	$20,000	19.13%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453235. Member loan 453235 was requested on November 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,808 / month
Current employer:	Kroger	Debt-to-income ratio:	3.49%
Length of employment:	< 1 year	Location:	Spring, TX

Home town:
Current & past employers:	Kroger
Education:

This borrower member posted the following loan description, which has not been verified:

560137 added on 11/12/09 > I plan on starting a small business.<br/>

A credit bureau reported the following information about this borrower member on October 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,740.00	Public Records On File:	0
Revolving Line Utilization:	66.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 454549

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454549	$16,750	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454549. Member loan 454549 was requested on November 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,583 / month
Current employer:	n/a	Debt-to-income ratio:	10.12%
Length of employment:	n/a	Location:	Arlington, TX

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

562956 added on 11/13/09 > I am in the process of buying an existing positive cash flow Italian restaurant near my home. The business has an established presence of over six years and enjoys excellent local brand recognition. The owner wants to exit the business to pursue his dream of owning a shopping mall. The restaurant is run by a lean and experienced team that has committed to stay with the business in the event I acquire it. I have conducted due diligence over the past few days and have personally observed the flow of the business and am confident about what I have seen to buy this business putting my own capital to risk.<br/><br/>I have extensive experience in running businesses over the past two decades in Asia and in the United States. I was instrumental in building the largest Asian media franchise in the Americas (the USA, Canada and the Caribbean) building it from zero to over $55mn. in sales with operating profits in excess of $20mn. Before that, I was co-founder of a software technology company that was bought out at a significant premium.<br/><br/>I require an amount of about $25,000 to consummate this acquisition. I am extremely confident that the cash flow provided by the business will be more than sufficient to meet the monthly payments. My confidence is borne out by the fact that this restaurant has held its own during the extremely difficult economic period over the past twelve months. <br/><br/>I look forward to a positive result as soon as possible.<br/><br/>Thank you very much.<br/>

A credit bureau reported the following information about this borrower member on November 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,341.00	Public Records On File:	0
Revolving Line Utilization:	21.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 455997

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455997	$12,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455997. Member loan 455997 was requested on November 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,333 / month
Current employer:	Music Exchange, Inc.	Debt-to-income ratio:	16.71%
Length of employment:	6 years	Location:	San Jose, CA

Home town:
Current & past employers:	Music Exchange, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

565931 added on 11/06/09 > Bank doubled interest rate on my Mastercard! I'm a long time customer and that's what they do to me?? No late payments and I use the Mastercard often....What's their problem?? I have a very small balance....they are soooo greedy!!!! I also want to fix up my kitchen to make my new wife happy!!!! She deserves it!!!!<br/>

A credit bureau reported the following information about this borrower member on October 30, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,746.00	Public Records On File:	0
Revolving Line Utilization:	52.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 456326

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456326	$18,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456326. Member loan 456326 was requested on November 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,375 / month
Current employer:	BFG communications	Debt-to-income ratio:	0.99%
Length of employment:	6 years	Location:	tampa , FL

Home town:
Current & past employers:	BFG communications
Education:

This borrower member posted the following loan description, which has not been verified:

566568 added on 11/16/09 > Excellent credit. Employed with current company for 6 years<br/>

A credit bureau reported the following information about this borrower member on November 2, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 456450

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456450	$25,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456450. Member loan 456450 was requested on November 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,250 / month
Current employer:	Americare	Debt-to-income ratio:	10.17%
Length of employment:	6 years	Location:	Fisk, MO

Home town:
Current & past employers:	Americare
Education:

This borrower member posted the following loan description, which has not been verified:

566854 added on 11/10/09 > We purchased our home three years ago and want to do a little updating and would also like to add a shop building for storage.<br/>

A credit bureau reported the following information about this borrower member on November 2, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,148.00	Public Records On File:	0
Revolving Line Utilization:	7.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 457063

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457063	$4,750	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457063. Member loan 457063 was requested on November 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,160 / month
Current employer:	Agua Caliente Casino	Debt-to-income ratio:	22.36%
Length of employment:	2 years	Location:	COACHELLA, CA

Home town:
Current & past employers:	Agua Caliente Casino
Education:

This borrower member posted the following loan description, which has not been verified:

567973 added on 11/05/09 > My husband needs surgery and insurance doesnt cover everything thats why im asking for a loan! Thanks<br/>

A credit bureau reported the following information about this borrower member on November 4, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	23
Revolving Credit Balance:	$275.00	Public Records On File:	0
Revolving Line Utilization:	3.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 457202

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457202	$17,600	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457202. Member loan 457202 was requested on November 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,917 / month
Current employer:	Scottsdale Lexus	Debt-to-income ratio:	22.86%
Length of employment:	6 years	Location:	Scottsdale, AZ

Home town:
Current & past employers:	Scottsdale Lexus
Education:

This borrower member posted the following loan description, which has not been verified:

532466 added on 11/15/09 > I have been working with Penske Automotive Group - Scottsdale Lexus - for 6 years. I acquired an incredible amount of debt thru divorce..I have absolutely no problem paying it and have never been late on payments..I am requesting this loan because the 0% intro offer on both credit cards will or is about to expire..One to 27.99% and the other to 29.99%!!! That???s insane! I want to get this paid off as soon as possible.<br/>

A credit bureau reported the following information about this borrower member on November 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$39,735.00	Public Records On File:	0
Revolving Line Utilization:	73.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 457444

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457444	$19,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457444. Member loan 457444 was requested on November 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,032 / month
Current employer:	Texas Department of Transportaion	Debt-to-income ratio:	17.34%
Length of employment:	4 years	Location:	SAN MARCOS, TX

Home town:
Current & past employers:	Texas Department of Transportaion
Education:

This borrower member posted the following loan description, which has not been verified:

568661 added on 11/08/09 > This loan is to consolidate multiple high interest debts into one payment.<br/>

A credit bureau reported the following information about this borrower member on November 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,533.00	Public Records On File:	0
Revolving Line Utilization:	46.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 457533

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457533	$25,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457533. Member loan 457533 was requested on November 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	Family Tree DNA	Debt-to-income ratio:	8.21%
Length of employment:	2 years	Location:	Houston, TX

Home town:
Current & past employers:	Family Tree DNA
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 5, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	56
Revolving Credit Balance:	$2,290.00	Public Records On File:	0
Revolving Line Utilization:	0.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 457680

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457680	$7,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457680. Member loan 457680 was requested on November 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,750 / month
Current employer:	Walgreens	Debt-to-income ratio:	23.49%
Length of employment:	4 years	Location:	Winter Springs, FL

Home town:
Current & past employers:	Walgreens
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 6, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2005	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$697.00	Public Records On File:	0
Revolving Line Utilization:	3.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 457700

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457700	$12,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457700. Member loan 457700 was requested on November 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	JUDYS GROUP.INC	Debt-to-income ratio:	6.00%
Length of employment:	10 + years	Location:	FOREST HILLS, NY

Home town:
Current & past employers:	JUDYS GROUP.INC
Education:

This borrower member posted the following loan description, which has not been verified:

569235 added on 11/13/09 > Hello,<br/>I am starting a business in my origin country (Romania). It is going to be in canvas printing and I need this money for the printer.<br/>Thank you for your help,<br/>

A credit bureau reported the following information about this borrower member on November 13, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,457.00	Public Records On File:	0
Revolving Line Utilization:	16.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 457922

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457922	$20,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457922. Member loan 457922 was requested on November 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	Accuvant Inc	Debt-to-income ratio:	20.09%
Length of employment:	4 years	Location:	Denver, CO

Home town:
Current & past employers:	Accuvant Inc
Education:

This borrower member posted the following loan description, which has not been verified:

569652 added on 11/06/09 > I will be using this load to repay money to a friend loaned for education fees. I have a solid history of repaying my debts and have a stable steady job where I one of the top consultants in my company. I have budgeted my monthly income with personal finance tools for most of my life and believe I have approximately twice the loan repayment amount spare in my budget to repay this loan.<br/>

A credit bureau reported the following information about this borrower member on November 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1985	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$57,803.00	Public Records On File:	0
Revolving Line Utilization:	81.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 457938

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457938	$13,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457938. Member loan 457938 was requested on November 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,300 / month
Current employer:	Coast Real Estate Services	Debt-to-income ratio:	21.39%
Length of employment:	< 1 year	Location:	Seattle, WA

Home town:
Current & past employers:	Coast Real Estate Services
Education:

This borrower member posted the following loan description, which has not been verified:

569693 added on 11/06/09 > It took a while to get established and I accumulated a lot of debt in the process. I currently have an incredible job with a great salary, but extremely high interest rates. I am going to school part-time determined to finishing my degree. This loan will give me the opportunity to consolidate my past and pay it off quickly. I am looking forward to endless possibilities in my future.<br/> 569693 added on 11/10/09 > I would like to extend my gratitude to the 26 lenders who have contributed to my loan thus far. I greatly appreciate it!<br/>

A credit bureau reported the following information about this borrower member on November 6, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	32
Revolving Credit Balance:	$14,021.00	Public Records On File:	0
Revolving Line Utilization:	71.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 458189

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
458189	$13,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 458189. Member loan 458189 was requested on November 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Department of Veteran Affairs	Debt-to-income ratio:	24.12%
Length of employment:	< 1 year	Location:	Seattle, WA

Home town:
Current & past employers:	Department of Veteran Affairs, Centers for Disease Control and Prevention (CDC)
Education:	University of North Carolina at Chapel Hill (UNC), Emory University

This borrower member posted the following loan description, which has not been verified:

570078 added on 11/07/09 > Funds for: Debt consolidation.<br/><br/>Why am I a good borrower: I am very responsible about paying my bills on time and paying more than the amount due. <br/><br/>Job stability: Although most jobs are not 100% free from layoffs, and my current job is no exception, I have never had a problem getting or maintaining a job. Case in point, after 2 months of looking for a job in this economy, I got a well-paying job within 2 weeks of moving to a new city. I have had constant employment for numerous years, but just moved across country, so I have only been working at the Department of Veteran Affairs for a short while (<1 year).<br/><br/>About me: My husband is a full-time student, and I just finished 2 years of school while having a baby. So, we have racked up some debt while going to school and moving across the country. We want to pay it down ASAP!<br/> 570078 added on 11/10/09 > Job/Income Verification: Please note, because I am a new employee of the VA, they apparently don't have me in theworknumber.com income verification system quite yet. I am hoping it will be available by the end of the week.<br/> 570078 added on 11/14/09 > I faxed, to gentleman at Lending Club who is verifying my income, my offer letter from the VA and a letter from the VA's human resources about my start date (Oct 25) and my current salary. The government is slow about giving new employees access to the online paystub system (VA doesn't use paper paystubs anymore!), so this is slowing down my income verification process.<br/>

A credit bureau reported the following information about this borrower member on November 7, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,278.00	Public Records On File:	0
Revolving Line Utilization:	40.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 458423

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
458423	$25,000	17.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 458423. Member loan 458423 was requested on November 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$27,500 / month
Current employer:	VSR	Debt-to-income ratio:	13.19%
Length of employment:	2 years	Location:	san diego, CA

Home town:
Current & past employers:	VSR
Education:

This borrower member posted the following loan description, which has not been verified:

570559 added on 11/08/09 > Pay Federal and State Taxes<br/>

A credit bureau reported the following information about this borrower member on November 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1981	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,731.00	Public Records On File:	0
Revolving Line Utilization:	88.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	9

Member Payment Dependent Notes Series 458452

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
458452	$12,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 458452. Member loan 458452 was requested on November 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	nucor steel	Debt-to-income ratio:	15.16%
Length of employment:	< 1 year	Location:	bradley, IL

Home town:
Current & past employers:	nucor steel
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,893.00	Public Records On File:	1
Revolving Line Utilization:	58.20%	Months Since Last Record:	107
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 458469

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
458469	$20,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 458469. Member loan 458469 was requested on November 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Pacific Research & Strategies, Inc.	Debt-to-income ratio:	6.96%
Length of employment:	7 years	Location:	Seal Beach, CA

Home town:
Current & past employers:	Pacific Research & Strategies, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

570662 added on 11/11/09 > Getting married May 2010; seek to pay off credit cards, planning to purchase first home with new wife (w/sterling credit) mid-2010. Currently director of strategy development for multiple-award-winning public relations firm (unique company - serve the growing Native American tribe economic/political consulting market) - been with company 7 years; very good credit rating, solid loan/credit card payment history; monthly budget approx. $3400.00 (gross = $6200/mo)<br/>

A credit bureau reported the following information about this borrower member on November 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1986	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	18	Months Since Last Delinquency:	21
Revolving Credit Balance:	$11,522.00	Public Records On File:	0
Revolving Line Utilization:	46.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 458509

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
458509	$1,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 458509. Member loan 458509 was requested on November 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,100 / month
Current employer:	U.S. Army	Debt-to-income ratio:	0.29%
Length of employment:	3 years	Location:	Palm Coast, FL

Home town:
Current & past employers:	U.S. Army
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6.00	Public Records On File:	0
Revolving Line Utilization:	0.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 458537

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
458537	$13,725	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 458537. Member loan 458537 was requested on November 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,666 / month
Current employer:	MPI	Debt-to-income ratio:	6.22%
Length of employment:	10 + years	Location:	San Jose, CA

Home town:
Current & past employers:	MPI, MPI
Education:

This borrower member posted the following loan description, which has not been verified:

570857 added on 11/08/09 > I'm a homeowner and executive who's paying a ridiculously high interest rate on a credit card balance ever since MBNA got taken over by one of the big banks. Have paid off all of my other high-interest cards lately, and just have this one to go.<br/>

A credit bureau reported the following information about this borrower member on November 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1984	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	26
Revolving Credit Balance:	$19,421.00	Public Records On File:	0
Revolving Line Utilization:	27.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 458623

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
458623	$4,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 458623. Member loan 458623 was requested on November 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,500 / month
Current employer:	Siam River	Debt-to-income ratio:	2.47%
Length of employment:	< 1 year	Location:	MIAMI, FL

Home town:
Current & past employers:	Siam River
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,291.00	Public Records On File:	0
Revolving Line Utilization:	47.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 458675

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
458675	$9,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 458675. Member loan 458675 was requested on November 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,583 / month
Current employer:	Tufts University	Debt-to-income ratio:	17.70%
Length of employment:	1 year	Location:	Milton, MA

Home town:
Current & past employers:	Tufts University
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1990	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	73
Revolving Credit Balance:	$17,870.00	Public Records On File:	0
Revolving Line Utilization:	42.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 458741

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
458741	$12,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 458741. Member loan 458741 was requested on November 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,950 / month
Current employer:	n/a	Debt-to-income ratio:	5.69%
Length of employment:	n/a	Location:	Laguna Woods, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

571237 added on 11/10/09 > Debt Consolidation <br/>

A credit bureau reported the following information about this borrower member on November 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,406.00	Public Records On File:	0
Revolving Line Utilization:	67.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 458772

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
458772	$15,800	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 458772. Member loan 458772 was requested on November 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,240 / month
Current employer:	U. S. Post Office	Debt-to-income ratio:	22.92%
Length of employment:	10 + years	Location:	Conyers, GA

Home town:
Current & past employers:	U. S. Post Office
Education:

This borrower member posted the following loan description, which has not been verified:

571313 added on 11/11/09 > debtconsolidation,vehicle repair<br/> 571313 added on 11/13/09 > I feel at this time, I will no longer have an interest, in making a loan through your bussiness.<br/>

A credit bureau reported the following information about this borrower member on November 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,989.00	Public Records On File:	0
Revolving Line Utilization:	50.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 458788

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
458788	$24,250	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 458788. Member loan 458788 was requested on November 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:	n/a	Debt-to-income ratio:	5.18%
Length of employment:	n/a	Location:	TOMKINS COVE, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

571344 added on 11/09/09 > I plan on using this money to fix up my house and help my father a little. My job is very stable, I work for a commodity trading group with the most proven traders in the industry. I always pay my bills on time and my credit will prove that. This will increase my monthly budget minimally. Should never be a problem.<br/>

A credit bureau reported the following information about this borrower member on November 9, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1975	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,574.00	Public Records On File:	0
Revolving Line Utilization:	7.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 458797

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
458797	$22,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 458797. Member loan 458797 was requested on November 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,471 / month
Current employer:	MAD MATT'S Bar & Grille	Debt-to-income ratio:	0.56%
Length of employment:	8 years	Location:	Las Vegas, NV

Home town:
Current & past employers:	MAD MATT'S Bar & Grille
Education:

This borrower member posted the following loan description, which has not been verified:

571361 added on 11/09/09 > The reason of this personal loan is to buy my son's vehicle since he'll be going to College. I would like to help him with the transportation taking advantage of the almost end of year sales. Therefore I'll be looking for an economy and convenient money wise car as well as low maintanence. <br/>Thank you lending club investors.<br/>

A credit bureau reported the following information about this borrower member on November 9, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,123.00	Public Records On File:	0
Revolving Line Utilization:	4.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 458831

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
458831	$25,000	20.17%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 458831. Member loan 458831 was requested on November 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$23,166 / month
Current employer:	BCOR Fitness	Debt-to-income ratio:	8.84%
Length of employment:	8 years	Location:	Louisville, CO

Home town:
Current & past employers:	BCOR Fitness
Education:

This borrower member posted the following loan description, which has not been verified:

571424 added on 11/09/09 > Our business is launching in Dallas November 2009 and in Chicago after the New Year. This loan gives us additional working capital to generate $440K in new revenue with 28% gross margins. We've been in business since June 2001 with monthly income exceeding $23K/mo. Credit history: 14yrs, 700TU, 691EQ, detbt/income = 0.19.<br/>

A credit bureau reported the following information about this borrower member on November 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	38
Revolving Credit Balance:	$54,117.00	Public Records On File:	0
Revolving Line Utilization:	95.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 458857

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
458857	$25,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 458857. Member loan 458857 was requested on November 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,880 / month
Current employer:	sistas fashion inc	Debt-to-income ratio:	22.07%
Length of employment:	2 years	Location:	LOS ANGELES, CA

Home town:
Current & past employers:	sistas fashion inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,788.00	Public Records On File:	0
Revolving Line Utilization:	87.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 458872

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
458872	$25,000	21.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 458872. Member loan 458872 was requested on November 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,500 / month
Current employer:	n/a	Debt-to-income ratio:	14.51%
Length of employment:	n/a	Location:	Santa Rosa Beach, FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

571556 added on 11/11/09 > We are a profitable restaurant in NW Florida in business for 13 years. We will be using the funds for working capital for our off season. We are current with all obligations and have never defaulted on any financial obligation. We have an average net income of $90,000 per year.<br/>

A credit bureau reported the following information about this borrower member on November 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,091.00	Public Records On File:	0
Revolving Line Utilization:	79.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 458918

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
458918	$10,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 458918. Member loan 458918 was requested on November 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	YMCA of Greater Salt Lake	Debt-to-income ratio:	16.87%
Length of employment:	< 1 year	Location:	OREM, UT

Home town:
Current & past employers:	YMCA of Greater Salt Lake
Education:

This borrower member posted the following loan description, which has not been verified:

571663 added on 11/10/09 > This loan will allow me to simplify my financial obligations and to get me back on track. I'm grateful for your time and willingness to work with me.<br/> 571663 added on 11/10/09 > This loan will allow me to simplify my financial obligations and to get me back on track. I'm grateful for your time and willingness to work with me.<br/>

A credit bureau reported the following information about this borrower member on November 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,064.00	Public Records On File:	0
Revolving Line Utilization:	69.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 458952

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
458952	$7,500	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 458952. Member loan 458952 was requested on November 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	EXEC PRES	Debt-to-income ratio:	18.88%
Length of employment:	4 years	Location:	VALLEY VILLAGE, CA

Home town:
Current & past employers:	EXEC PRES
Education:

This borrower member posted the following loan description, which has not been verified:

571732 added on 11/11/09 > I am looking to consolidate my credit cards with one payment. Currently I have three credit cards that will be consolidated.<br/>

A credit bureau reported the following information about this borrower member on November 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	9
Revolving Credit Balance:	$8,652.00	Public Records On File:	0
Revolving Line Utilization:	29.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 458962

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
458962	$6,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 458962. Member loan 458962 was requested on November 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,875 / month
Current employer:	sause bros.	Debt-to-income ratio:	4.48%
Length of employment:	1 year	Location:	LYNNWOOD, WA

Home town:
Current & past employers:	sause bros.
Education:

This borrower member posted the following loan description, which has not been verified:

571765 added on 11/16/09 > Hello and thank you for considering my loan application. =) Sorry for being so vague before with this, I just haven't done anything like this before. I am currently attending a two year maritime University in Seattle Washington. The company that I work for Sause Bros. hired me to go to this Institute and to work out at sea on their tug boats. The school is called Pacific Maritime Institute.(PMI) I am attending the school to obtain my Mates 500-1600 tons oceans and near coastal license. I have to finance the schooling myself though and I have financed half of the tuition so far, and have been enrolled for one year. I still have the remainder of the tuition to pay for and that is why I am requesting this loan. I am payed while out at sea and while I am on land in class: and after I complete the course and receive my license, the full tuition will be given back to me over a period of three years. Also after completing school within the next year I will earn mate wages of around $70-85,000.00 a year. I love the sea and I love this new carrier I just need a little help to cover schooling right now. Hope this might answer a few questions you might have had if you have any more please let me know. Smooth sailings and fair winds.<br/>

A credit bureau reported the following information about this borrower member on November 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,458.00	Public Records On File:	0
Revolving Line Utilization:	68.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 459037

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
459037	$20,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 459037. Member loan 459037 was requested on November 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	MedAssurant, Inc.	Debt-to-income ratio:	14.60%
Length of employment:	< 1 year	Location:	Bethesda, MD

Home town:	Syracuse
Current & past employers:	MedAssurant, Inc., American College of Cardiology, Chantilly Academy
Education:	West Virginia University, George Mason University, Institute for Integrative Nutrition

This borrower member posted the following loan description, which has not been verified:

497227 added on 11/10/09 > I am consolidating credit card debt as we work to pay for our wedding (July 2010) and we are buying a new home this year.<br/>

A credit bureau reported the following information about this borrower member on November 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,794.00	Public Records On File:	0
Revolving Line Utilization:	62.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 459051

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
459051	$6,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 459051. Member loan 459051 was requested on November 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,370 / month
Current employer:	Mansion Investments, LLC	Debt-to-income ratio:	9.44%
Length of employment:	3 years	Location:	Miami Beach, FL

Home town:
Current & past employers:	Mansion Investments, LLC
Education:

This borrower member posted the following loan description, which has not been verified:

571943 added on 11/10/09 > The reason for this loan is to purchase a real state property. I would like to take the opportunity to invest in a house which is in foreclosure status together with my siblings for my mother. Therefore this loan will allow me to contribute with my share of the purchase price. Thank you.<br/>

A credit bureau reported the following information about this borrower member on November 10, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 459063

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
459063	$5,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 459063. Member loan 459063 was requested on November 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,240 / month
Current employer:	Awnings by Carolina	Debt-to-income ratio:	8.06%
Length of employment:	4 years	Location:	Cape Coral, FL

Home town:
Current & past employers:	Awnings by Carolina
Education:

This borrower member posted the following loan description, which has not been verified:

571976 added on 11/10/09 > The purpose of the loan is to pay for wedding expenses. I am getting married and this will help me to pay for the reception, catering service, banquet, wardrobe and honeymoon. However this loan is to cover my personal expenses. I want to express that it is of a great level of importance and happiness.<br/>

A credit bureau reported the following information about this borrower member on November 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2006	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,229.00	Public Records On File:	0
Revolving Line Utilization:	25.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 459194

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
459194	$15,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 459194. Member loan 459194 was requested on November 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,000 / month
Current employer:	Oberon associates	Debt-to-income ratio:	24.18%
Length of employment:	< 1 year	Location:	Tucson, AZ

Home town:
Current & past employers:	Oberon associates
Education:

This borrower member posted the following loan description, which has not been verified:

572208 added on 11/16/09 > Have two loans that I want to consolidate.<br/>

A credit bureau reported the following information about this borrower member on November 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,688.00	Public Records On File:	0
Revolving Line Utilization:	45.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 459205

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
459205	$18,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 459205. Member loan 459205 was requested on November 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,500 / month
Current employer:	n/a	Debt-to-income ratio:	5.72%
Length of employment:	n/a	Location:	Kingwood, TX

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

572231 added on 11/10/09 > I am an insurance agent for Farmers Insurance and a Texas real estate broker. I have opened a new office and doubled my staff size. I need 3 months worth of capital to make sure I can pay everything (office rent, phones, supplies, electricity, and payroll) on time. The current income of $15K per month is enough to pay all those now, but I need a cushion. I believe in Prosper and I will be a lender once my agency is running at its potential.<br/>

A credit bureau reported the following information about this borrower member on November 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,868.00	Public Records On File:	0
Revolving Line Utilization:	45.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 459303

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
459303	$5,500	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 459303. Member loan 459303 was requested on November 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$800 / month
Current employer:	Hallmark Marketing Corp. & Mosiac Inc.	Debt-to-income ratio:	4.75%
Length of employment:	1 year	Location:	ARROYO GRANDE, CA

Home town:
Current & past employers:	Hallmark Marketing Corp. & Mosiac Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

572426 added on 11/11/09 > I wish to transfer credit card balance with hire rate to a lower lower rate. I have a secure job with a good company.<br/>

A credit bureau reported the following information about this borrower member on November 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1992	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	24
Revolving Credit Balance:	$253.00	Public Records On File:	0
Revolving Line Utilization:	3.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 459316

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
459316	$22,400	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 459316. Member loan 459316 was requested on November 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Loyola University Maryland	Debt-to-income ratio:	8.30%
Length of employment:	< 1 year	Location:	TALLAHASSEE, FL

Home town:
Current & past employers:	Loyola University Maryland
Education:

This borrower member posted the following loan description, which has not been verified:

I work as a professor at Loyola University and during the summer time when I am not teaching, I return to my home in Florida to care for my parents and do research. I teach Finance to MBA and undergraduate students and will have no problems repaying this loan. If you invest with me, you can expect to earn a timely and certain payment with a handsome ROI for yourself. As for my monthly income, I am paying my student loans back and investing in the stock market. I am seeking this loan to purchase land as this new investment recently came across my sight. I ask that you invest with me because I respect the value of money and investing and have reliable income from a well-established source.<br/> 572451 added on 11/10/09 > Please ask me any questions!<br/>

A credit bureau reported the following information about this borrower member on November 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	34	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,717.00	Public Records On File:	0
Revolving Line Utilization:	38.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 459369

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
459369	$25,000	17.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 459369. Member loan 459369 was requested on November 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,917 / month
Current employer:	DC Govt/Fire Department	Debt-to-income ratio:	13.07%
Length of employment:	10 + years	Location:	Bowie, MD

Home town:
Current & past employers:	DC Govt/Fire Department
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1992	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,109.00	Public Records On File:	0
Revolving Line Utilization:	15.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 459411

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
459411	$25,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 459411. Member loan 459411 was requested on November 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,000 / month
Current employer:	n/a	Debt-to-income ratio:	15.00%
Length of employment:	n/a	Location:	rye, NH

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 3, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1986	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$158,000.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 459431

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
459431	$12,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 459431. Member loan 459431 was requested on November 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Advanced Dental Associates	Debt-to-income ratio:	23.20%
Length of employment:	2 years	Location:	Palmerton, PA

Home town:
Current & past employers:	Advanced Dental Associates
Education:

This borrower member posted the following loan description, which has not been verified:

572678 added on 11/17/09 > I want to consolidate my debt into one lump payment and get out of all the little debts so I can concentrate on buying a house. I always pay my debts in full.<br/> 572678 added on 11/17/09 > Part of this loan will allow me to pay my mother back I am paying her monthly but due to some unexpected emergencies she could really use the money back now by applying for this loan I hope to be able to do this.<br/>Another part of the loan will go to consolidate credit cards debt and my cats vet bill he was really sick.<br/>Another part of the loan will fix the body damage on my car I didn't turn it into insurance because it was my fault.<br/>And finally to consolidate my medical bills.<br/>

A credit bureau reported the following information about this borrower member on November 11, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,663.00	Public Records On File:	0
Revolving Line Utilization:	28.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 459463

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
459463	$6,500	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 459463. Member loan 459463 was requested on November 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	ken nelson	Debt-to-income ratio:	14.20%
Length of employment:	1 year	Location:	DIXON, IL

Home town:
Current & past employers:	ken nelson
Education:

This borrower member posted the following loan description, which has not been verified:

572730 added on 11/12/09 > i sold my house and moved back in with my parents and need to pay back some things<br/>

A credit bureau reported the following information about this borrower member on November 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	13	Months Since Last Delinquency:	16
Revolving Credit Balance:	$1,799.00	Public Records On File:	0
Revolving Line Utilization:	37.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 459542

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
459542	$20,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 459542. Member loan 459542 was requested on November 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Data Communique Inc	Debt-to-income ratio:	9.80%
Length of employment:	4 years	Location:	union, NJ

Home town:
Current & past employers:	Data Communique Inc
Education:

This borrower member posted the following loan description, which has not been verified:

572889 added on 11/11/09 > I need to consolidate 2 credit cards which I have kept current for years and still continue to keep current. I make $1,000 payment every month that never seem to have any impact on the principal. The interest rates are %19 and %26 respectively. I want pay the about the same amount on a consolidated loan that would actually make a difference on my principal. I always use automated pay and would do the same in this case. thanks<br/> 572889 added on 11/11/09 > I need to consolidate 2 credit cards which I have kept current for years and still continue to keep current. I make $1,000 payment every month that never seem to have any impact on the principal. The interest rates are quite high at %19 and %26 respectively. I want pay about the same amount on a consolidated loan that is not revolving. That way I would be able to pay down the principal. I have always use automated pay and would do the same in this case as soon as my loan is approved. thanks Eddie<br/> 572889 added on 11/19/09 > I appreciate very much everyone who is taking a chance on this loan. I have to admit I was skeptical about the process and perhaps somewhat naive. But most importantly I have a greater appreciation for the human spirit and the notion of people coming together for a greater purpose. I probably make more than some of the people helping me today. That is why I am even more appreciative of everyone. My job right now is to make sure I keep that faith and trust of the good hearted people whom have taken a chance on me by repaying the loan in an expedited fashion.<br/><br/>Thank you guys.<br/>

A credit bureau reported the following information about this borrower member on November 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	23	Months Since Last Delinquency:	15
Revolving Credit Balance:	$27,421.00	Public Records On File:	0
Revolving Line Utilization:	53.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 459545

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
459545	$15,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 459545. Member loan 459545 was requested on November 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,000 / month
Current employer:	steven schaffel	Debt-to-income ratio:	10.13%
Length of employment:	< 1 year	Location:	stillwater, MN

Home town:
Current & past employers:	steven schaffel
Education:

This borrower member posted the following loan description, which has not been verified:

572894 added on 11/11/09 > im want to redo my kitchen and taking out this loan will help me do that.<br/> 572894 added on 11/12/09 > I have owned my home for almost 9 years and have been wanting to upgrade my kitchen ever since, it seems like now would be a great time to do so. I had been hearing that the home repair business was suffering lately so i had inquired with a few contractors, the contractor is going to perform the job for nearly a third of the cost is was when i had gotten estimates three years ago.Thanks in advance and I am sure my wife would love to thank you if this happens to go through.<br/>

A credit bureau reported the following information about this borrower member on November 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	61
Revolving Credit Balance:	$15,690.00	Public Records On File:	0
Revolving Line Utilization:	52.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 459562

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
459562	$14,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 459562. Member loan 459562 was requested on November 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,667 / month
Current employer:	Shiloh Treatment Center	Debt-to-income ratio:	21.82%
Length of employment:	< 1 year	Location:	Cypress, TX

Home town:
Current & past employers:	Shiloh Treatment Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,479.00	Public Records On File:	0
Revolving Line Utilization:	53.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 459573

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
459573	$25,000	18.78%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 459573. Member loan 459573 was requested on November 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Methodist Healthcare System	Debt-to-income ratio:	11.64%
Length of employment:	9 years	Location:	San Antonio, TX

Home town:
Current & past employers:	Methodist Healthcare System
Education:

This borrower member posted the following loan description, which has not been verified:

572953 added on 11/12/09 > This funds are going to be used to buy kitchen equipment for the restaurant. I'm the owner of the restaurant that will open by March 1st,2010 and I will continue in my job position as a nurse. I do not have any personal credit defaulted. My monthly budget for the restaurant is $11,560 including the payments of this loan. I'm a good borrower because I take money seriousle and I would'n ask for this loan if I know I couldn't pay back.I hope you give me this opportunity to succeed in my venture.<br/> 572953 added on 11/13/09 > I believe in capitalized this is why i'm asking for this loan. I have $30,000 among my own savings,ROTH IRA and 401k that I prefer to keep as a back up and not use all I have and not having a back up plan in case of failure. I've auctioning equipment so my start is at the lowest possible budget. I also have an Associate Degree in Food Science that I would like to practice and I see this endeavor as a great challenging opportunity.<br/> 572953 added on 11/13/09 > The Greek Tavern is going to be open for lunch and dinner 6 days out of the week.We will be offering a simple fresh homemade menu,including serving beer and wine. People would be able to seat and enjoy the greek-american atmosphere for family,friendship gathering or business meeting while you play chest or backgammon or other board game while eating or drinking your favorite beer or wine with an appetizer.<br/> 572953 added on 11/13/09 > We will offer seasonal homemade plate specials ex:green bell peppers filled with rice and meat, homemade pasta with out homemade marinara sauce.Residents from Bandera,visitors and tourists do not have the choice of homemade meals served in the restaurants at Bandera.As we tried all of them, they all have pre-frozen, canned or premade meals and ingredients wich is not different than a frozen meal from supermarket.We will make the difference!<br/> 572953 added on 11/13/09 > The building that we are renting has a potencial for an outdoor dinning in the sublevel with a creek view.This would be the next step after The Greek Tavern is more solid.This building is located in the main street, 2/10 mile away from Main Street.Everybody has to pass or drive by in front of the building to get to Bandera.<br/> 572953 added on 11/13/09 > My first marketing strategy will start with a direct invitation to all City Hall administration. I will set up an interview with the radio station and the local newspaper.We will announce grand opening with a banner across Hwy 16.There are 2 family practice centers, physical therapy and homehealth agency that will offered a special discount for first guest visit and promoted as "live longer,eat greek meals".There is a golf course and >5 RV vacation camps that will also receive a gift as first guest at The Greek Tavern.<br/> 572953 added on 11/17/09 > Let me tell you about our operation. The Greek Tavern will have self serve system. The client will order at the register, pay and obtain the drinks, then the client will be called to the server counter to pick up the order. The kitchen and the cash register will be located in the same area. The total of people working here will be 2-3 depending on how busy will get. Depending on how we do, we would like to offer a differente dinning experience.Set up tables with white table cloth and candle light/soft music and a server taking the order would be offered once a week or week end or every evening. This second service will give to Bandera residents/vacationers and daily visitor a special way of dinning. There is nowhere in Bandera to have a nice dinning experience! The Greek Tavern would feature 2 restaurants in one!More information coming up....and thank you for believing in The Greek Tavern, we will not desapoint you!<br/>

A credit bureau reported the following information about this borrower member on November 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	54
Revolving Credit Balance:	$33,761.00	Public Records On File:	0
Revolving Line Utilization:	37.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 459630

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
459630	$10,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 459630. Member loan 459630 was requested on November 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Brownsvile ISD	Debt-to-income ratio:	0.65%
Length of employment:	2 years	Location:	Brownsville, TX

Home town:
Current & past employers:	Brownsvile ISD
Education:

This borrower member posted the following loan description, which has not been verified:

573053 added on 11/13/09 > I plan to use the funds to approach a car dealership with cash and not haggle with financing through the dealership. I would like to see what kind of deal I could get paying in cash.<br/>I am a single, high school football coach, in my second year of coaching and have very little expenses with a fairly decent salary. <br/>I feel my job is very stable as I work as an educator and coach.<br/> 573053 added on 11/14/09 > I'm looking for a 1-2 year old Ford F-150 with 15k - 25k miles.<br/>Through my research I believe the vehicle will cost in the area of $25k. I have $5K saved to add to the loan I receive through LendingClub.<br/>

A credit bureau reported the following information about this borrower member on November 12, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$383.00	Public Records On File:	0
Revolving Line Utilization:	8.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 459675

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
459675	$8,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 459675. Member loan 459675 was requested on November 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	FedEx Home Delivery	Debt-to-income ratio:	8.93%
Length of employment:	< 1 year	Location:	MORENO VALLEY, CA

Home town:
Current & past employers:	FedEx Home Delivery
Education:

This borrower member posted the following loan description, which has not been verified:

573185 added on 11/12/09 > The purpose of this loan is to manufacture a NEW, non-existing, baby product. <br/><br/>This new product eliminates opening and closing containers, avoids spills, eliminates measuring, saves time, is easy to use, and best of all it is portable.<br/><br/>Now a parent/caregiver will be able to prepare a baby's bottle anywhere, anytime, fast, easy, with the push of a button.<br/><br/>Thank you for taking the time to read this.<br/> 573185 added on 11/12/09 > What makes me a good borrower is:<br/>I currently have a stable job. I am a FedEx Home Delivery driver and earn 750 a week. I have no bills other than my cell phone and 200 dollars of rent (I live with my parents). <br/><br/>In regards to my employment history. I've only been working since January 2009. This is because I was a full time student at a Community College and then transferred to UCLA. This is where I acquired most of my debt.<br/>So, aside from paying off my debts, which are now 80 dollars a month combined, I have been investing heavily in this product. <br/><br/>All paperwork and prototype are done. <br/>The production cost is 3 dollars a piece and the retail is going to be from 10-15 dollars.<br/>

A credit bureau reported the following information about this borrower member on November 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,568.00	Public Records On File:	0
Revolving Line Utilization:	75.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 459676

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
459676	$10,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 459676. Member loan 459676 was requested on November 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Direct TV	Debt-to-income ratio:	22.11%
Length of employment:	1 year	Location:	Bradley Beach, NJ

Home town:
Current & past employers:	Direct TV
Education:

This borrower member posted the following loan description, which has not been verified:

573187 added on 11/17/09 > Hello lenders,<br/>Thank you for considering my request. I assure you that lending me money presents no risk at all to you. I have a good conventional job with a telecom, which pays me the income I have disclosed on this appplication. I am also a "Flair" bartender, which provides me with additional income. My aim in getting this loan is to pay off three other small obligations and simplify my finances. Reasons with I deserve this loan:I have never been late with payments- After paying off debts with proceeds, I will have only two bills per month- I am contributing to my savings account every month- I am a good financial manager( taught by the best).<br/><br/>Thank you<br/> 573187 added on 11/18/09 > I will be away from home until Monday, so I will not be able to respond to inquiries.<br/>Thank you for your understanding.<br/>

A credit bureau reported the following information about this borrower member on November 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,488.00	Public Records On File:	0
Revolving Line Utilization:	39.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 459712

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
459712	$25,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 459712. Member loan 459712 was requested on November 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	n/a	Debt-to-income ratio:	11.38%
Length of employment:	n/a	Location:	St. Charles, IL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

573214 added on 11/12/09 > We are consolidating our credit cards into one low rate loan. We are currently paying more per month then the monthly payment that Lending Club has set up for us. The only problem is we aren't making any headway by making the minimum payments. With the lower interest rate we can pay this loan off in 3 years and not just pay the credit card company interest. My husband and I are employed and have been doing the same work for 10 and 20 years. We want to get free of the debt that was built up by investing in my business, which is still doing well.<br/>

A credit bureau reported the following information about this borrower member on November 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	33
Revolving Credit Balance:	$111,307.00	Public Records On File:	0
Revolving Line Utilization:	50.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 459730

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
459730	$10,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 459730. Member loan 459730 was requested on November 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Domenico Valentino	Debt-to-income ratio:	5.16%
Length of employment:	1 year	Location:	Brooklyn, NY

Home town:
Current & past employers:	Domenico Valentino
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,656.00	Public Records On File:	0
Revolving Line Utilization:	38.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 459758

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
459758	$19,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 459758. Member loan 459758 was requested on November 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,667 / month
Current employer:	Staples	Debt-to-income ratio:	21.30%
Length of employment:	10 + years	Location:	WORCESTER, MA

Home town:
Current & past employers:	Staples
Education:

This borrower member posted the following loan description, which has not been verified:

573329 added on 11/12/09 > consolidating credit card debt into one easy monthly payment with a lower rate.<br/> 573329 added on 11/17/09 > I have been a Sr. Manager at the Staples Corporate Headquarters for the past 12 years, gradually working my way up over the years. My position there is very stable. I am using this money to get a lower rate so I can pay off high interest credit cards. My credit score is high and you will see that I have no delinquencies.<br/>

A credit bureau reported the following information about this borrower member on November 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$45,444.00	Public Records On File:	0
Revolving Line Utilization:	80.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 459766

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
459766	$15,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 459766. Member loan 459766 was requested on November 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$10,833 / month
Current employer:	FAA	Debt-to-income ratio:	8.36%
Length of employment:	10 + years	Location:	Lincoln, CA

Home town:
Current & past employers:	FAA
Education:

This borrower member posted the following loan description, which has not been verified:

573347 added on 11/17/09 > I've called Lending Club to correct an error in my work history. Error has not been corrected as of 11/17/2009. Work history should reflect 26+ years with the FAA.<br/>

A credit bureau reported the following information about this borrower member on November 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1984	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	37	Months Since Last Delinquency:	6
Revolving Credit Balance:	$23,494.00	Public Records On File:	1
Revolving Line Utilization:	46.30%	Months Since Last Record:	113
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 459777

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
459777	$25,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 459777. Member loan 459777 was requested on November 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Danlyn Controls	Debt-to-income ratio:	13.88%
Length of employment:	1 year	Location:	Roseville, MI

Home town:
Current & past employers:	Danlyn Controls
Education:

This borrower member posted the following loan description, which has not been verified:

573371 added on 11/14/09 > I am starting a business of Property Management/Real Estate.<br/>I need this loan to help with credit card debt, increase business credit and help purchase homes to fix up and resell. I would like to give some families achance to own a nice home. Hope you can help a new determined business owner out.<br/>Thank you for your time.<br/> 573371 added on 11/14/09 > Correction to original loan description: Our personal credit card debt was approx $1000 personal use. We spent $21,000 on our personal credit card to finance business to this point.<br/> 573371 added on 11/14/09 > Credit rating 850 prior to $21,000 for Real estate club/Essential Planning/Tax Club/Bookkeeping Club. 9 yr Chrysler employee until 3/9. Experienced carpenter/ plumber/ journeyman electrician. Use loan and our funds to buy/sell and pay down credit card.<br/> 573371 added on 11/17/09 > My wife,an RN,is working (slowly)on Master's. She is unable to continue as RN due to severe fall down basement steps after 2nd 16hr shift. Now a professional home stager, she will stage homes we buy and work with area agents to stage other homes on the market. (Our business plan includes: buying, selling, renting, staging.) ASK any real estate agent- staging sells homes quicker. With my dad and father-in-law I built a 2 1/2 car garage with above apartment for my mom. We did all the work ourselves from scratch and followed up with appropriate permits & inspections. My dad has same business in another area of state and now owns 16 homes. I am a dedicated hard worker and I know we can be sucessful. Prior to starting business, we paid credit card in full each month. We plan to pay loan quickly if this is best for our contributors. Thank you.<br/> 573371 added on 11/17/09 > If we use more personal finances, we will end up paying taxes on that money,again,when we reimburse ourselves.<br/> 573371 added on 11/20/09 > Are there any additional questions I can answer for my investors? Please let me know. Thank You<br/>

A credit bureau reported the following information about this borrower member on November 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,170.00	Public Records On File:	0
Revolving Line Utilization:	76.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 459819

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
459819	$22,500	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 459819. Member loan 459819 was requested on November 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$20,833 / month
Current employer:	n/a	Debt-to-income ratio:	15.72%
Length of employment:	n/a	Location:	dayton, OH

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

573464 added on 11/17/09 > Son's College Tuition<br/>

A credit bureau reported the following information about this borrower member on November 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1974	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	26	Months Since Last Delinquency:	20
Revolving Credit Balance:	$222,194.00	Public Records On File:	0
Revolving Line Utilization:	18.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 459845

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
459845	$16,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 459845. Member loan 459845 was requested on November 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Maricopa County	Debt-to-income ratio:	23.82%
Length of employment:	10 + years	Location:	Gilbert, AZ

Home town:
Current & past employers:	Maricopa County
Education:

This borrower member posted the following loan description, which has not been verified:

573512 added on 11/12/09 > I will be paying off my high interest rate credit cards and will cancel them immediately after paying them off with this loan. This loan is the final piece of my debt elimination plan. I am a firm believer in peer-to-peer lending and this loan will be repaid in good faith! Thank you for your consideration.<br/> 573512 added on 11/12/09 > I am a supervising environmental engineer with about 11 years at the same government agency and am a licensed professional engineer (PE).<br/> 573512 added on 11/13/09 > PLEASE NOTE: There is an error in the 'Length of Employment' stated in my listing! I have worked for the same employer, Maricopa County for nearly 11 years!<br/>

A credit bureau reported the following information about this borrower member on November 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,458.00	Public Records On File:	0
Revolving Line Utilization:	62.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 459855

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
459855	$20,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 459855. Member loan 459855 was requested on November 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,833 / month
Current employer:	JKR Defalco Advertising	Debt-to-income ratio:	22.64%
Length of employment:	10 + years	Location:	Longwood, FL

Home town:
Current & past employers:	JKR Defalco Advertising
Education:

This borrower member posted the following loan description, which has not been verified:

573525 added on 11/13/09 > payoff Credit card Debt.<br/> 573525 added on 11/15/09 > I plan to use the funds to consolidate credit card debt. I went through a divorce a couple of years ago and incurred significant debt. My credit report is impeccable. I have a great job that I have been with for 11 years. When I was divorced, I gave the ex the home and most of the assets (for the children???s sake)<br/>I purchased a condo and have the same problem as a lot of Americans I am upside down. No equity. More importantly, I have been making all my monthly payments and will continue. Never have had any late payments. EVER!! Just want a lower APR. Also my income in application is for this year. I made over $200 last year. Because of the recession it is down some. <br/>P.S. My Income is completely verifiable.<br/><br/>Thanks!!<br/>

A credit bureau reported the following information about this borrower member on November 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1974	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,654.00	Public Records On File:	0
Revolving Line Utilization:	39.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 459859

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
459859	$25,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 459859. Member loan 459859 was requested on November 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,917 / month
Current employer:	The Walt Disney Company	Debt-to-income ratio:	16.67%
Length of employment:	2 years	Location:	Studio City, CA

Home town:
Current & past employers:	The Walt Disney Company
Education:

This borrower member posted the following loan description, which has not been verified:

573535 added on 11/17/09 > This loan is to consolidate the debt I have accumulated after credit cards raised my interest to 29.99%. I am a hard working person who is responsible and ver much credit-worthy. Nearly a third of this debt is attributed to starting up my Event Planning business. If you have any questions, please ask.<br/>

A credit bureau reported the following information about this borrower member on November 12, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,602.00	Public Records On File:	0
Revolving Line Utilization:	58.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 459931

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
459931	$6,600	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 459931. Member loan 459931 was requested on November 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,800 / month
Current employer:	Intrgrity	Debt-to-income ratio:	16.17%
Length of employment:	< 1 year	Location:	SAINT JOSEPH, MO

Home town:
Current & past employers:	Intrgrity
Education:

This borrower member posted the following loan description, which has not been verified:

573669 added on 11/13/09 > Investment<br/> 573669 added on 11/19/09 > It's cosmetic surgery I am wanting. Something I have been planning for years. I feel I am finally ready and able to have the surgery. I have a good paying job and am stable in my personal life.<br/>

A credit bureau reported the following information about this borrower member on November 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	13
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 459934

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
459934	$8,500	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 459934. Member loan 459934 was requested on November 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,500 / month
Current employer:	Cardiology Consultants	Debt-to-income ratio:	13.67%
Length of employment:	2 years	Location:	carmel, NY

Home town:
Current & past employers:	Cardiology Consultants
Education:

This borrower member posted the following loan description, which has not been verified:

573667 added on 11/17/09 > Moving closer to my Employer on my own for the first time.<br/>

A credit bureau reported the following information about this borrower member on November 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,867.00	Public Records On File:	0
Revolving Line Utilization:	46.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 460032

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460032	$17,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460032. Member loan 460032 was requested on November 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,167 / month
Current employer:	n/a	Debt-to-income ratio:	12.74%
Length of employment:	n/a	Location:	Amherst, MA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

573807 added on 11/13/09 > I was very happy with my bank and my credit cards until about 1 year ago. I have been with my credit card holders for almost 10 years and they have increased my rates to be very high. They are also adding many fees to transactions. I would prefer to see that my interest is being paid to individuals rather than a large corporate bank. This is the first time I have heard of lending club. I did a lot of research and it seems that it has a lot of good reviews.<br/> 573807 added on 11/13/09 > - I plan to use the funds to pay off all my credit cards to reduce the interest rate and feel better about who I am paying interest to.<br/><br/>- I am focusing 100% on paying off my debts so that I have the freedom to start my own business. <br/><br/>- I have moved in with my parents so that I have no rent (in exchange for some help, of course) <br/><br/>- This means I have about $1000 per month to pay off my debts.<br/> 573807 added on 11/14/09 > - I have savings to cover 5 months of payments, but it is not enough to cover the whole amount or my debt. I always make sure to have a buffer just in case, I do not want to ruin my credit rating. I have been trying to pay off these debts for 2.5 years, but because of the high rates, I have only made a small dent. By the end of this year, I will have paid $7,200 towards my credit cards, but I will have reduced my debt by only $2,880. It will take ten years at the rates I am currently paying. For the same cost, I can pay off ALL of my debt in 3 years.<br/> 573807 added on 11/14/09 > I meant to say, for the same cost per month (less actually), I will be able to pay off my debt in three years.<br/>

A credit bureau reported the following information about this borrower member on November 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	11	Months Since Last Delinquency:	19
Revolving Credit Balance:	$16,008.00	Public Records On File:	0
Revolving Line Utilization:	35.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 460046

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460046	$8,200	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460046. Member loan 460046 was requested on November 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,667 / month
Current employer:	Dept of Veterans Affairs	Debt-to-income ratio:	13.07%
Length of employment:	10 + years	Location:	Elmwood Park, IL

Home town:
Current & past employers:	Dept of Veterans Affairs
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1989	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	64	Months Since Last Delinquency:	11
Revolving Credit Balance:	$11,531.00	Public Records On File:	0
Revolving Line Utilization:	53.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 460048

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460048	$5,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460048. Member loan 460048 was requested on November 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	saint francis church	Debt-to-income ratio:	16.40%
Length of employment:	4 years	Location:	MEDFORD, NY

Home town:
Current & past employers:	saint francis church
Education:

This borrower member posted the following loan description, which has not been verified:

573849 added on 11/13/09 > i plan to use the money to pay down high intrest loan and cut my payment by 40 percent. i have earned a high credit score by making all my payments on time .<br/>

A credit bureau reported the following information about this borrower member on November 13, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,149.00	Public Records On File:	0
Revolving Line Utilization:	23.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 460090

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460090	$13,000	21.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460090. Member loan 460090 was requested on November 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$13,000 / month
Current employer:	n/a	Debt-to-income ratio:	10.45%
Length of employment:	n/a	Location:	El Paso, TX

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

573933 added on 11/13/09 > I plan to use these funds to start up by business. Equipment, supplies, and initial payroll. My business will stabilize after the first few months once residual income kicks in. I have a solid credit history, no late pays in the last 3 -5 years. My monthly budget is $13K of gross income, which puts me in a good position to payback, however, startup expeses are high, therefore I am needing capital. Job is stable. I've been working for a leading insurance company for over 8 years, and recently decided to become an agent/broker for the same insurance carrier. I am willing to provide income documentation. I am a serious borrower, low-risk. Appreciate your consideration in this loan investment. I am more than happy to answer any specific questions.<br/>

A credit bureau reported the following information about this borrower member on October 16, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	29
Revolving Credit Balance:	$14,718.00	Public Records On File:	0
Revolving Line Utilization:	40.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 460100

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460100	$8,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460100. Member loan 460100 was requested on November 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	express energy	Debt-to-income ratio:	19.32%
Length of employment:	2 years	Location:	PARADISE, TX

Home town:
Current & past employers:	express energy
Education:

This borrower member posted the following loan description, which has not been verified:

573954 added on 11/18/09 > used to pay off hospital bills and credit card's<br/>

A credit bureau reported the following information about this borrower member on November 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	34
Revolving Credit Balance:	$2,707.00	Public Records On File:	0
Revolving Line Utilization:	31.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 460101

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460101	$18,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460101. Member loan 460101 was requested on November 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	n/a	Debt-to-income ratio:	5.26%
Length of employment:	n/a	Location:	oakhurst, CA

Home town:	Cleveland
Current & past employers:
Education:	some college

This borrower member posted the following loan description, which has not been verified:

We are a family owned business - Providing many services along with acomplete decorating and flooring store in Northern California in the mountain area. Our business name is: AFC Inc- we have been in business since 1995 in the same area. We have established a good reputation in the area. I am a licensed contractor in 4 trades- painting, tile, carpet and,one being a general builder. We also do water damage and rot repair, deck installation and repair as well as installation of carpet, tile laminate etc. We sell all types of flooring and in houseinstallation. Recently we became a paint dealership- whereby we do color matching answer painting problems and mix colors. I have been a licensed painting contractor for the past 22 years and bring a lot of experience to the table. We are in need of funds to purchase more paint supplies and pay off our mixing equipment- all to service the area to make sure we have a good supply of paints etc for our customers. We are presently setup and running now. Kelly M turned over several local painting contractors already buying from a Kelly M. store 50 miles away, so we have gotten off to a good start but need some financial help . Payoff; We are hoping to get back an investment we made a few years ago in this coming March or so to pay off this new loan request.. This investment in question just got refinanced and we were told that we will be paid off on it soon as stated above. We confidently feel that the Kelly M. paint name and products it offers will in a short time give us more diversity in the community and more profitability with your help.

A credit bureau reported the following information about this borrower member on November 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1975	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	81
Revolving Credit Balance:	$8,394.00	Public Records On File:	0
Revolving Line Utilization:	79.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 460102

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460102	$3,500	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460102. Member loan 460102 was requested on November 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,167 / month
Current employer:	Mumm Napa	Debt-to-income ratio:	8.05%
Length of employment:	7 years	Location:	Yountville, CA

Home town:
Current & past employers:	Mumm Napa
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	23
Revolving Credit Balance:	$450.00	Public Records On File:	0
Revolving Line Utilization:	26.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 460105

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460105	$5,400	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460105. Member loan 460105 was requested on November 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,400 / month
Current employer:	n/a	Debt-to-income ratio:	3.71%
Length of employment:	n/a	Location:	Twinsburg, OH

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

573962 added on 11/13/09 > I have one grandchild in college and one in her senior year of high school. I am trying to help cover some of the related expenses, as they do not have a lot of family support. I will pay my debt as agreed. Thank You.<br/> 573962 added on 11/17/09 > My sincere appreciation to all the lenders who are funding this loan.<br/>

A credit bureau reported the following information about this borrower member on November 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1973	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	17	Months Since Last Delinquency:	13
Revolving Credit Balance:	$1,972.00	Public Records On File:	1
Revolving Line Utilization:	42.90%	Months Since Last Record:	73
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 460113

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460113	$13,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460113. Member loan 460113 was requested on November 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Emcore/JPL	Debt-to-income ratio:	3.36%
Length of employment:	< 1 year	Location:	Valencia, CA

Home town:
Current & past employers:	Emcore/JPL
Education:

This borrower member posted the following loan description, which has not been verified:

573977 added on 11/14/09 > I would like to pay off my parents for student loans.<br/> 573977 added on 11/14/09 > I would like to pay off my parents for student loans.<br/>

A credit bureau reported the following information about this borrower member on November 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	16
Revolving Credit Balance:	$8,535.00	Public Records On File:	0
Revolving Line Utilization:	50.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 460138

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460138	$12,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460138. Member loan 460138 was requested on November 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,750 / month
Current employer:	NBC Universal	Debt-to-income ratio:	10.21%
Length of employment:	10 + years	Location:	Torrance, CA

Home town:
Current & past employers:	NBC Universal
Education:

This borrower member posted the following loan description, which has not been verified:

574045 added on 11/14/09 > Want to have one monthly payment for my debt. Consolidate credit card and college tuition.<br/>

A credit bureau reported the following information about this borrower member on November 13, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1987	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$198,058.00	Public Records On File:	0
Revolving Line Utilization:	5.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 460149

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460149	$2,500	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460149. Member loan 460149 was requested on November 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Greens Restaurant	Debt-to-income ratio:	7.58%
Length of employment:	< 1 year	Location:	san francisco, CA

Home town:
Current & past employers:	Greens Restaurant
Education:

This borrower member posted the following loan description, which has not been verified:

574061 added on 11/13/09 > Intended use: deposit for an apartment<br/>Plan on paying off loan in less than a year.<br/>

A credit bureau reported the following information about this borrower member on November 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	81
Revolving Credit Balance:	$7,090.00	Public Records On File:	0
Revolving Line Utilization:	73.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 460161

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460161	$14,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460161. Member loan 460161 was requested on November 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,167 / month
Current employer:	US Navy	Debt-to-income ratio:	21.91%
Length of employment:	10 + years	Location:	Goose Creek, SC

Home town:
Current & past employers:	US Navy
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1990	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	42	Months Since Last Delinquency:	13
Revolving Credit Balance:	$14,200.00	Public Records On File:	0
Revolving Line Utilization:	42.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 460171

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460171	$20,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460171. Member loan 460171 was requested on November 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Urban Nature	Debt-to-income ratio:	22.33%
Length of employment:	5 years	Location:	Los Angeles, CA

Home town:
Current & past employers:	Urban Nature
Education:

This borrower member posted the following loan description, which has not been verified:

574107 added on 11/13/09 > Purpose of loan:<br/><br/>This loan will be used to fund an exciting new collaboration with a successful, internationally recognized brand. My company currently manufactures our own line of premium indoor-outdoor living products which are sold directly to designers, architects, developers, and affluent homeowners worldwide. We recently started manufacturing a co-branded product with this new company. The product will be distributed through their 200+ existing luxury home & garden retailers worldwide. Additionally, the company's 6 talented outside sales representatives will promote this product to new clients.<br/><br/>Since we do not currently have our own outside sales reps and do not currently distribute through retailers, this gives us the perfect opportunity to place our own products in showrooms where they are sure to be noticed. Our sales are sure to increase dramatically due to increase visibility. However, to do this, I need this loan to fund an initial run of 100 new sales binders. Our brand image is very important (as seen in all of our other marketing collateral) so we only work with the most talented graphics designers and don't believe in cutting corners when it comes to quality and presentation. Additionally, we would like to give ourselves a cushion of working capital since consistent cash flow is of the utmost importance during this critical expansion.<br/><br/><br/>My financial situation:<br/><br/>I am a good candidate for this loan because my company is profitable and this money will go toward a low risk, high yield venture. I also have excellent credit and will easily be able to repay this loan.<br/> 574107 added on 11/13/09 > For more information on my company, Urban Nature, visit http://www.urbnat.com<br/><br/>For more information on the company the we will be collaborating with, EcoSmart Inc., visit http://www.ecosmartfire.com.<br/><br/>For more information on our graphics designers, Silver Lion Design, visit http://www.silverliondesign.com<br/> 574107 added on 11/14/09 > To login to our website without registering, please use the following credentials:<br/><br/>USER: LendingClub<br/>PASSWORD:LeCl2468<br/> 574107 added on 11/16/09 > I just recieved the loan I needed through Prosper.com. No longer require this loan. Thanks to everyone who had invested thus far.<br/>

A credit bureau reported the following information about this borrower member on November 13, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1990	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,809.00	Public Records On File:	0
Revolving Line Utilization:	15.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 460185

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460185	$9,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460185. Member loan 460185 was requested on November 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,801 / month
Current employer:	n/a	Debt-to-income ratio:	15.10%
Length of employment:	n/a	Location:	OWINGS MILLS, MD

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

574130 added on 11/17/09 > for debt consolidation-not occuring new liability-have never been late or in default in my life-always make payment before due date-<br/>

A credit bureau reported the following information about this borrower member on November 17, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1980	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,880.00	Public Records On File:	0
Revolving Line Utilization:	17.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 460218

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460218	$6,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460218. Member loan 460218 was requested on November 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	Southern California Edison	Debt-to-income ratio:	18.23%
Length of employment:	2 years	Location:	Covina, CA

Home town:
Current & past employers:	Southern California Edison
Education:

This borrower member posted the following loan description, which has not been verified:

574193 added on 11/13/09 > Thank you very much for the help. I'd like to make my monthly payment via my bank account.<br/> 574193 added on 11/15/09 > I'm a honest and reliable individual. I've never being late making my payments. In fact, I've always paid off my loan ahead of schedules.<br/> 574193 added on 11/15/09 > For those investors who lend me a helping hands, I'm greatly appreciated. I was taking about requesting a loan from a bank, but a friend of mine has suggested "Lending Club" because of the many advantages. I begin to see it now. Thank you all. I will be sure your generousity will not be taken for granted.<br/>

A credit bureau reported the following information about this borrower member on November 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	33
Revolving Credit Balance:	$4,836.00	Public Records On File:	0
Revolving Line Utilization:	62.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 460240

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460240	$19,400	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460240. Member loan 460240 was requested on November 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	WABC	Debt-to-income ratio:	12.60%
Length of employment:	2 years	Location:	UNION CITY, NJ

Home town:
Current & past employers:	WABC
Education:

This borrower member posted the following loan description, which has not been verified:

574244 added on 11/14/09 > I am trying to consolidate two high interest loans into one payment a month. Believe it or not the 16% interest rate on this loan is lower then what I currently have.<br/>

A credit bureau reported the following information about this borrower member on November 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	35	Months Since Last Delinquency:	15
Revolving Credit Balance:	$8,907.00	Public Records On File:	0
Revolving Line Utilization:	26.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 460252

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460252	$20,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460252. Member loan 460252 was requested on November 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	american airlines	Debt-to-income ratio:	24.86%
Length of employment:	10 + years	Location:	new port richey, FL

Home town:
Current & past employers:	american airlines
Education:

This borrower member posted the following loan description, which has not been verified:

I believe I am a good loan candidate because with over fourteen years in the airline business, I have job stability, have never had even one late payment, and value my excellent credit score. I am simply seeking to replace an existing loan with another one that has a lower stable rate.

A credit bureau reported the following information about this borrower member on November 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$38,980.00	Public Records On File:	0
Revolving Line Utilization:	69.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 460272

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460272	$25,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460272. Member loan 460272 was requested on November 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	POLICHEMIE	Debt-to-income ratio:	0.20%
Length of employment:	4 years	Location:	HUNTINGTON PARK, CA

Home town:
Current & past employers:	POLICHEMIE
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 14, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$301.00	Public Records On File:	0
Revolving Line Utilization:	0.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 460294

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460294	$10,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460294. Member loan 460294 was requested on November 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	SEI Investments	Debt-to-income ratio:	23.34%
Length of employment:	3 years	Location:	WEST CHESTER, PA

Home town:
Current & past employers:	SEI Investments
Education:

This borrower member posted the following loan description, which has not been verified:

574395 added on 11/20/09 > Why I want to get out of credit card debt? The best place to start is how I got into the debt to begin with. It wasn't due to irresponsible spending on the pleasures of life. One credit (@ $4900) card was used to help my mom, who was laid off over a year ago get her prescriptions. They ran about $500 a month. The other card (@ $3800) was at $5K and was opened to put new carpets in my mom's house because the other carpets had been in the house for over 30 years. Was she supposed to help pay this off once she got a job? Yes. However, in this economy a job for someone in their mid 50's with good pay is hard to come by. The final card (@ $950) is my one card that I use to get by, if I need to. I don't have to include this card but since I asked for $10K I might as well pay that one off too... Please help me get out of this credit card debt! Thank you<br/>

A credit bureau reported the following information about this borrower member on November 16, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,527.00	Public Records On File:	0
Revolving Line Utilization:	44.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 460298

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460298	$15,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460298. Member loan 460298 was requested on November 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,208 / month
Current employer:	MHM Services Inc	Debt-to-income ratio:	20.29%
Length of employment:	4 years	Location:	VIENNA, VA

Home town:
Current & past employers:	MHM Services Inc
Education:	Virginia Polytechnic Institute and State University (Virginia Tech)

This borrower member posted the following loan description, which has not been verified:

574401 added on 11/15/09 > Thank you for lending me this money that will help me get rid of my credit card debt.<br/>

A credit bureau reported the following information about this borrower member on November 15, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,458.00	Public Records On File:	0
Revolving Line Utilization:	37.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 460318

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460318	$3,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460318. Member loan 460318 was requested on November 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,208 / month
Current employer:	n/a	Debt-to-income ratio:	4.63%
Length of employment:	n/a	Location:	Rayne , LA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

574437 added on 11/14/09 > I would like to pay off my bills and have just one payment every month and make some needed repairs to my vehicle<br/>

A credit bureau reported the following information about this borrower member on November 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1989	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	71
Revolving Credit Balance:	$900.00	Public Records On File:	0
Revolving Line Utilization:	19.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 460352

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460352	$25,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460352. Member loan 460352 was requested on November 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$125,000 / month
Current employer:	Mantech International	Debt-to-income ratio:	0.04%
Length of employment:	< 1 year	Location:	Front Royal, VA

Home town:
Current & past employers:	Mantech International
Education:

This borrower member posted the following loan description, which has not been verified:

574517 added on 11/14/09 > I'm working a 350K project to open a new coffee shop in winchester va, and require an additional 100K of financing to complete the project, which has been funded entirely from my own pocket to date. The proceeds of this loan will be used to secure the purchase of kitchen equipment for the shop.<br/> 574517 added on 11/15/09 > It seems that my income is incorrectly reported. It is 125000 / annually.<br/> 574517 added on 11/20/09 > *****<br/>Thanks everyone for your support so far...<br/>It's a tough business environment right now, your support is very encouraging.<br/>*****<br/>

A credit bureau reported the following information about this borrower member on November 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1990	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,668.00	Public Records On File:	0
Revolving Line Utilization:	76.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 460353

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460353	$18,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460353. Member loan 460353 was requested on November 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Tufts Health Plan	Debt-to-income ratio:	18.96%
Length of employment:	10 + years	Location:	Oxford, MA

Home town:
Current & past employers:	Tufts Health Plan
Education:

This borrower member posted the following loan description, which has not been verified:

574518 added on 11/14/09 > Due to husband's 2+ years of unemployment I have been sole provider. Illness and unemployment has lead to credit card debt. Looking for loan to regain financial independence. I have a clean credit history and pay my bills on time. However, credit card balances do not decrease too quickly when you're making only a little more than the minimum payment. I'm tired of being held hostage by the big banks holding the credit card accounts and seeking to be rid of them! I have a strong work history and have been with the same employer for 14+ years. My loan is for short term as it will pay off current loan on my 401(k) (daughter's college education) which I'll be able to obtain funds to repay loan with LendingClub as well as unload myself of credit card debt. Please help me regain my financial independence say goodbye to the big, bad banks charging way too much interest and keeping me trapped.<br/>

A credit bureau reported the following information about this borrower member on November 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1992	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$59,861.00	Public Records On File:	0
Revolving Line Utilization:	92.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 460359

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460359	$4,500	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460359. Member loan 460359 was requested on November 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,050 / month
Current employer:	General Dynamics	Debt-to-income ratio:	17.85%
Length of employment:	3 years	Location:	Pittsburgh, PA

Home town:
Current & past employers:	General Dynamics
Education:

This borrower member posted the following loan description, which has not been verified:

574526 added on 11/19/09 > The loan is for hoome improvements and I would prefer this to be a two year loan payment.<br/>

A credit bureau reported the following information about this borrower member on November 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1986	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	43	Months Since Last Delinquency:	7
Revolving Credit Balance:	$20,362.00	Public Records On File:	0
Revolving Line Utilization:	19.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 460372

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460372	$25,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460372. Member loan 460372 was requested on November 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,000 / month
Current employer:	Gap Inc	Debt-to-income ratio:	8.64%
Length of employment:	6 years	Location:	PENNGROVE, CA

Home town:
Current & past employers:	Gap Inc
Education:

This borrower member posted the following loan description, which has not been verified:

574547 added on 11/17/09 > .consolidate bills to a one time monthly payment<br/>.having a the time frame of payoff of debt<br/>.help me buy my own apartment and have less debt for purchase<br/>.job very secure because I'm going to have a promotion<br/>

A credit bureau reported the following information about this borrower member on November 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,535.00	Public Records On File:	0
Revolving Line Utilization:	75.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 460375

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460375	$6,500	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460375. Member loan 460375 was requested on November 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	n/a	Debt-to-income ratio:	17.68%
Length of employment:	n/a	Location:	Denver, CO

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,301.00	Public Records On File:	0
Revolving Line Utilization:	37.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 460404

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460404	$6,500	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460404. Member loan 460404 was requested on November 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	community ems	Debt-to-income ratio:	11.41%
Length of employment:	< 1 year	Location:	utica, MI

Home town:
Current & past employers:	community ems
Education:

This borrower member posted the following loan description, which has not been verified:

574630 added on 11/16/09 > I plan on paying off my credit card debt and other debts i have. I pay my bill on time and have done so for quite some time now.<br/>My budget is based on paying my bills 1st everything else 2nd.<br/>I have been pn my job for over 12 years. A typo was made when i put the years in and I apologize for the mistake. My job is quite stable due to the healthcare profession i am in.<br/>

A credit bureau reported the following information about this borrower member on November 16, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,453.00	Public Records On File:	1
Revolving Line Utilization:	95.60%	Months Since Last Record:	70
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 460410

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460410	$25,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460410. Member loan 460410 was requested on November 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Triage Wines	Debt-to-income ratio:	17.93%
Length of employment:	< 1 year	Location:	Seattle, WA

Home town:
Current & past employers:	Triage Wines
Education:

This borrower member posted the following loan description, which has not been verified:

574641 added on 11/14/09 > Get outta debt<br/>

A credit bureau reported the following information about this borrower member on November 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1989	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,921.00	Public Records On File:	0
Revolving Line Utilization:	79.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 460494

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460494	$15,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460494. Member loan 460494 was requested on November 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,920 / month
Current employer:	Three Rivers park Distric	Debt-to-income ratio:	10.10%
Length of employment:	< 1 year	Location:	Avon, CO

Home town:	Bloomington
Current & past employers:	Three Rivers park Distric, Access information system
Education:	Colorado Mountain College

This borrower member posted the following loan description, which has not been verified:

574841 added on 11/16/09 > Hello. I have always paid my bills 99% on time over the past 15 years. I am consolidating my 3 cards into one payment. I am feed up having near perfect credit and I get penalized by jumping interest rate to cover other people in this economy that have chosen to live beyond their means.<br/><br/>I own my place. Paid in full.<br/> 574841 added on 11/16/09 > I own two cars both paid for. Have extra income coming in from tenant in my condo plus living rent free in my parents second home care taking.<br/> 574841 added on 11/17/09 > I am in my 30's. Single. No wife. No girlfriend. No kids. Very Happy getting myself established first. <br/><br/>MONTHLY EXPENSES<br/><br/>HOA Dues $126.00<br/>Health Insurance $119.00<br/>Cell $ 55.00<br/>Cable/DSL $ 45.00<br/>Homeowners Insurance $ 15.00<br/>Electric $ 25-40<br/>Car Insurance $ 55.00<br/>Credit Cards(Total 3 cards with balance. Total Min. all 3<br/> $ 162.00<br/><br/>Thanks for investing..Getting a second job soon as well<br/>Positive Return..Give you my "Word"<br/>

A credit bureau reported the following information about this borrower member on November 15, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,264.00	Public Records On File:	0
Revolving Line Utilization:	23.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 460505

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460505	$20,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460505. Member loan 460505 was requested on November 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	WW Grainger	Debt-to-income ratio:	9.10%
Length of employment:	2 years	Location:	Chicago, IL

Home town:
Current & past employers:	WW Grainger
Education:

This borrower member posted the following loan description, which has not been verified:

519281 added on 11/15/09 > I am a 39 year old college graduate working as a Talent Acquisition Manager for a well run and fiscally responsible fortune 500 company. (Little debt, strong cash position, 22% profit sharing payout in 2008, outperforming our competition this year by 10%.) The company is stable and in a position to invest in strategic acquisitions as well as sales/customer facing talent. I ran a fledgling start up business from 1999 until 2005 which lead to the accumulation of credit card debt. <br/><br/>I earn 100K per year and have recently been promoted to a position entitled to annual restricted stock options and a 10% bonus plan. I was a consultant with the company for three years before converting to a full time employee two years ago. <br/><br/>I am a renter and would like to take advantage of the first time buyer program currently offered until April of 2010. My credit card debt and lack of mortgage payment history has kept my credit score hovering around 600 to 620. My expenses are minimal and my payment history is impeccable. I would like to use this loan to consolidate and pay off the credit card debt, save a down payment and purchase a condo at what I believe to be the bottom of the real estate market. I really believe I represent a good safe investment for any lender. I have a history of solid employment, above average earnings, and on time payments. Current FHA opportunities allow for an 8K tax credit, 3.5% down and low interest rates for first time buyers. I believe the 20K loan will allow me to pay off the credit card debt and start earning equity. I am hopeful the above will be considered when evaluating my application. <br/><br/><br/>Expenses-<br/>$850/month rent<br/>$265/month car payment<br/>20K in credit card debt - rates going up<br/>

A credit bureau reported the following information about this borrower member on November 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,249.00	Public Records On File:	0
Revolving Line Utilization:	93.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 460513

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460513	$13,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460513. Member loan 460513 was requested on November 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Sundance Institute	Debt-to-income ratio:	15.44%
Length of employment:	10 + years	Location:	Salt Lake City, UT

Home town:
Current & past employers:	Sundance Institute
Education:	Univeristy of Oregon

This borrower member posted the following loan description, which has not been verified:

574887 added on 11/15/09 > This loan is to consolidate the 3 credit cards I have been trying to pay off for the last few years. I've got a great job but can't keep up with the skyrocketing interest rates. I've already cut these cards up, so I'm anxious to pay them off. Please help me out!<br/>

A credit bureau reported the following information about this borrower member on November 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1990	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	73
Revolving Credit Balance:	$74,932.00	Public Records On File:	0
Revolving Line Utilization:	34.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 460545

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460545	$20,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460545. Member loan 460545 was requested on November 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,458 / month
Current employer:	Wells Fargo Foothill	Debt-to-income ratio:	9.07%
Length of employment:	2 years	Location:	Lithonia, GA

Home town:
Current & past employers:	Wells Fargo Foothill, At prior employer 10 yrs
Education:

This borrower member posted the following loan description, which has not been verified:

574970 added on 11/15/09 > Also, the funds would be used for car repairs.<br/>

A credit bureau reported the following information about this borrower member on November 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,389.00	Public Records On File:	0
Revolving Line Utilization:	81.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 460569

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460569	$15,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460569. Member loan 460569 was requested on November 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Metropolitan Police Department	Debt-to-income ratio:	10.44%
Length of employment:	4 years	Location:	ALEXANDRIA, VA

Home town:
Current & past employers:	Metropolitan Police Department
Education:

This borrower member posted the following loan description, which has not been verified:

575044 added on 11/16/09 > I am using the funds to consolidate some of my debt that has a high interest rate and the respective institutions state they can't lower due to economic times. In my entire credit history, I have never had a late payment. My take-home pay is approximately $3,000 per month, allowing me to spend a large amount of money paying down this debt. I work for a city government and my job is very secure. I have been in the same job since I graduated college in 2005.<br/>

A credit bureau reported the following information about this borrower member on November 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,011.00	Public Records On File:	0
Revolving Line Utilization:	38.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 460598

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460598	$2,400	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460598. Member loan 460598 was requested on November 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,750 / month
Current employer:	Binghamton University	Debt-to-income ratio:	21.49%
Length of employment:	3 years	Location:	Endicott, NY

Home town:
Current & past employers:	Binghamton University
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,992.00	Public Records On File:	0
Revolving Line Utilization:	67.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 460610

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460610	$10,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460610. Member loan 460610 was requested on November 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,000 / month
Current employer:	Xtreme Tank Services	Debt-to-income ratio:	18.34%
Length of employment:	7 years	Location:	Denham Springs, LA

Home town:
Current & past employers:	Xtreme Tank Services
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$39,049.00	Public Records On File:	0
Revolving Line Utilization:	49.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 460692

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460692	$22,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460692. Member loan 460692 was requested on November 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,917 / month
Current employer:	Capital Group Companies	Debt-to-income ratio:	19.90%
Length of employment:	3 years	Location:	Long Beach, CA

Home town:
Current & past employers:	Capital Group Companies
Education:

This borrower member posted the following loan description, which has not been verified:

575284 added on 11/16/09 > This loan will be used to consolidate existing high interest credit card debt to ultimately eliminate all of my debt.<br/> 575284 added on 11/16/09 > I'm a fulltime IT professional with a very stable job. I've been working continually in the IT industry for over 17 yrs. I have a great credit record and always pay my bills on time.<br/> 575284 added on 11/17/09 > Response to CriticalMiss: My wife and I have cut a lot out of our monthly expenses and are now paying cash for things. We are focusing on paying off our debt and not charging.<br/>

A credit bureau reported the following information about this borrower member on November 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1989	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	38
Revolving Credit Balance:	$72,951.00	Public Records On File:	0
Revolving Line Utilization:	97.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 460708

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460708	$17,500	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460708. Member loan 460708 was requested on November 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,810 / month
Current employer:	Capital One Bank	Debt-to-income ratio:	17.44%
Length of employment:	3 years	Location:	AUSTIN, TX

Home town:
Current & past employers:	Capital One Bank
Education:

This borrower member posted the following loan description, which has not been verified:

575321 added on 11/17/09 > This loan will be used to payoff existing unsecured high interest debt.<br/> 575321 added on 11/18/09 > To further explain, the line of credit I'm attempting to pay off was initially opened two years ago for $22,000.00 for the purpose of debt consolidation. I've been paying it down steadily (particularly over the last year), but the constantly increasing rate is killing me. I'm a hard worker who has held two jobs (banker and part-time history professor) for the last seven years. I'm just trying to get a handle on the interest I'm paying so that I can knock out this debt. My intention is to pay off all my debt in the next year and half, so that I can go back to school for my second bachelor's degree. That will make three degrees total (with the bachelor's & master's degrees that I already have). I'm explaining all of this, so that you can see that I am responsible and dedicated. This is a good investment, and I assure you that this loan will be paid in full - most likely early.<br/> 575321 added on 11/18/09 > I am the sole wage earner in my household, and I have no dependents. I have two jobs, which provide me with an annual income of $57,721.00 combined (per 2008 W-2s).<br/>

A credit bureau reported the following information about this borrower member on November 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,351.00	Public Records On File:	0
Revolving Line Utilization:	66.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 460733

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460733	$12,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460733. Member loan 460733 was requested on November 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Wooster Orthopaedic & Sports Medicine	Debt-to-income ratio:	12.48%
Length of employment:	< 1 year	Location:	Wooster, OH

Home town:
Current & past employers:	Wooster Orthopaedic & Sports Medicine
Education:

This borrower member posted the following loan description, which has not been verified:

575361 added on 11/16/09 > I know I'm a good borrower. I've always made payments on time. I know how important a good credit score is and do everything possible to avoid hurting it. I've got a fantastic job as a Physician Assistant. It's a great job that's secure, as well as my chosen field being secure. Even with my school loan payments, I have plenty budgeted toward this monthly payment. I'm not a bet, I'm a sure thing. Thanks.<br/>

A credit bureau reported the following information about this borrower member on November 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,558.00	Public Records On File:	0
Revolving Line Utilization:	62.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 460739

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460739	$3,600	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460739. Member loan 460739 was requested on November 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,775 / month
Current employer:	Southern Union Community College	Debt-to-income ratio:	6.09%
Length of employment:	3 years	Location:	Auburn, AL

Home town:
Current & past employers:	Southern Union Community College
Education:

This borrower member posted the following loan description, which has not been verified:

575373 added on 11/16/09 > Personal Loan for Credit Card Consolidation<br/>

A credit bureau reported the following information about this borrower member on November 16, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,360.00	Public Records On File:	0
Revolving Line Utilization:	29.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 460779

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460779	$15,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460779. Member loan 460779 was requested on November 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$13,333 / month
Current employer:	point bridge	Debt-to-income ratio:	8.75%
Length of employment:	5 years	Location:	buffalo grove, IL

Home town:
Current & past employers:	point bridge
Education:

This borrower member posted the following loan description, which has not been verified:

575448 added on 11/16/09 > im looking to remodel my home the winter is coming i would like to add a new heating system in my house. taking out this loan will help me a lot. i have a few contractors lined up to start the job. taking out this loan will allow me to put down the deposit.<br/>

A credit bureau reported the following information about this borrower member on November 16, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,065.00	Public Records On File:	0
Revolving Line Utilization:	41.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 460788

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460788	$10,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460788. Member loan 460788 was requested on November 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,421 / month
Current employer:	Spa Resort Casino	Debt-to-income ratio:	13.48%
Length of employment:	2 years	Location:	Lancaster, CA

Home town:
Current & past employers:	Spa Resort Casino
Education:

This borrower member posted the following loan description, which has not been verified:

575473 added on 11/16/09 > My Wife and I are good Hard working people.<br/>

A credit bureau reported the following information about this borrower member on November 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,187.00	Public Records On File:	0
Revolving Line Utilization:	26.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 460790

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460790	$8,800	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460790. Member loan 460790 was requested on November 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,542 / month
Current employer:	KBACE	Debt-to-income ratio:	14.29%
Length of employment:	< 1 year	Location:	Wilton, NH

Home town:
Current & past employers:	KBACE
Education:

This borrower member posted the following loan description, which has not been verified:

575480 added on 11/16/09 > Hi. I am refinancing a Chase credit card that just changed terms out of the blue. I would rather give my money to regular people than the bank. Thanks for considering my request.<br/>

A credit bureau reported the following information about this borrower member on November 16, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,657.00	Public Records On File:	0
Revolving Line Utilization:	8.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 460800

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460800	$6,500	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460800. Member loan 460800 was requested on November 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	12th and Maple Wine Co.	Debt-to-income ratio:	7.43%
Length of employment:	< 1 year	Location:	sherwood, OR

Home town:
Current & past employers:	12th and Maple Wine Co.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,640.00	Public Records On File:	0
Revolving Line Utilization:	63.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 460828

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460828	$17,500	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460828. Member loan 460828 was requested on November 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$22,083 / month
Current employer:	n/a	Debt-to-income ratio:	19.45%
Length of employment:	n/a	Location:	jackson, MO

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

575551 added on 11/16/09 > This loan will be used to consolidate debt and finance a business expansion. Lenders can put their minds at ease in a trustworthy borrower who has never been late on a payment. Thank you for your time and consideration.<br/>

A credit bureau reported the following information about this borrower member on November 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1990	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$233,147.00	Public Records On File:	0
Revolving Line Utilization:	92.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 460848

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460848	$13,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460848. Member loan 460848 was requested on November 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	USACE	Debt-to-income ratio:	5.24%
Length of employment:	8 years	Location:	new orleans, LA

Home town:	Bossier City
Current & past employers:	USACE
Education:	Louisiana Tech University

This borrower member posted the following loan description, which has not been verified:

575597 added on 11/16/09 > Medical Bill, New Baby, Credit Card Raising Rates Through the Roof... O My! I trying to shift my finances so that all my money is not going to interest. thanks for the help.<br/> 575597 added on 11/19/09 > thanks for your support. I'm in the process of having my income verified as per requested from a member.<br/>

A credit bureau reported the following information about this borrower member on November 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	50	Months Since Last Delinquency:	77
Revolving Credit Balance:	$27,294.00	Public Records On File:	0
Revolving Line Utilization:	44.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 460855

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460855	$12,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460855. Member loan 460855 was requested on November 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,833 / month
Current employer:	HCMLP	Debt-to-income ratio:	8.21%
Length of employment:	4 years	Location:	Frisco, TX

Home town:
Current & past employers:	HCMLP
Education:

This borrower member posted the following loan description, which has not been verified:

575603 added on 11/17/09 > Recently promoted. Base increase will more then cover the monthly payment. Funds will be used to lower interest rate and take care of some year end expenses.<br/>

A credit bureau reported the following information about this borrower member on November 17, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	26
Revolving Credit Balance:	$33,266.00	Public Records On File:	0
Revolving Line Utilization:	92.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 460863

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460863	$9,600	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460863. Member loan 460863 was requested on November 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,340 / month
Current employer:	Beacon Promotions	Debt-to-income ratio:	4.66%
Length of employment:	3 years	Location:	NEW ULM, MN

Home town:
Current & past employers:	Beacon Promotions
Education:

This borrower member posted the following loan description, which has not been verified:

575617 added on 11/20/09 > * My budget after paying bills/normal expenses is roughly $600/month post-taxed income. <br/>* Plan to make a car/furniture purchase with the loan & consolidate credit cards.<br/>* I have a stable job of 3 years.<br/>* Previous poor credit history mark is due to a period of unemployment.<br/>

A credit bureau reported the following information about this borrower member on November 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	37
Revolving Credit Balance:	$3,288.00	Public Records On File:	0
Revolving Line Utilization:	35.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 460876

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460876	$4,500	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460876. Member loan 460876 was requested on November 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Velocity Sports Performance	Debt-to-income ratio:	24.60%
Length of employment:	3 years	Location:	Chelsea, MI

Home town:
Current & past employers:	Velocity Sports Performance
Education:

This borrower member posted the following loan description, which has not been verified:

575633 added on 11/18/09 > I plan on using the funds to purchase a used snowmobile. I have plans to make the purchase on Sunday, November 22nd and need the money by then. <br/>I have taken out loans on my car and a motorcycle and have not missed or even been late on a payment in the three years I have had the car and year and a half I have had the bike. I always pay more than minimum payments on the motorcycle and am a full month ahead on my payments for that. <br/>- I budget very well and am not in trouble of missing a payment or overdrafting on any of my bank accounts.<br/>- I have worked at my place of employment for over three years now and am a full-time, salaried employee. I receive bonus pay periodically.<br/> 575633 added on 11/19/09 > I will be a low-risk investment for everyone that adds money to fund my loan. The company I work for is a booming small company that is only getting larger. Please help me out<br/> 575633 added on 11/19/09 > Also, I am not the only income in the household. My wife is a hair stylist.<br/> 575633 added on 11/20/09 > I plan on paying this loan off early. I will pay more than minimum each month.<br/> 575633 added on 11/20/09 > The purchase date has been pushed back, so don't worry about me needing the money by Sunday, November 22nd.<br/> 575633 added on 11/20/09 > Thank you so far to the 37 investors!<br/>

A credit bureau reported the following information about this borrower member on November 16, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	24
Revolving Credit Balance:	$1,355.00	Public Records On File:	0
Revolving Line Utilization:	36.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 460894

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460894	$11,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460894. Member loan 460894 was requested on November 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,200 / month
Current employer:	MEDDAC -AK	Debt-to-income ratio:	22.38%
Length of employment:	7 years	Location:	Ft Wainwright, AK

Home town:	El Paso
Current & past employers:	MEDDAC -AK , United State Air Force, Department of Defense (DOD)
Education:

This borrower member posted the following loan description, which has not been verified:

575669 added on 11/17/09 > 50 Yr old Disabled Veteran finally able to purchase a home. Used Credit card to fix up my home and Bank has increased interest rate to a rediculious rate of 19.9%<br/>

A credit bureau reported the following information about this borrower member on November 16, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1983	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,694.00	Public Records On File:	0
Revolving Line Utilization:	54.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 460914

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460914	$24,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460914. Member loan 460914 was requested on November 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$30,833 / month
Current employer:	The Tax Credit Company, Inc	Debt-to-income ratio:	3.23%
Length of employment:	< 1 year	Location:	Valley Village, CA

Home town:
Current & past employers:	The Tax Credit Company, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

575716 added on 11/16/09 > Hi,<br/><br/>I am the CEO of a consulting firm in the San Fernando Valley that has been in busines for over 13 years. We have over $3 million in annual revenue and are fortunate to have a number of Fortune 500 Clients. <br/><br/>I am looking to consolidate debt originally taken out to finance additional shares in a high tech company in Westlake Village, California.<br/><br/>Thank you very much<br/>

A credit bureau reported the following information about this borrower member on November 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	41
Revolving Credit Balance:	$12,161.00	Public Records On File:	0
Revolving Line Utilization:	56.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 460916

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460916	$24,250	20.86%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460916. Member loan 460916 was requested on November 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$22,917 / month
Current employer:	n/a	Debt-to-income ratio:	16.55%
Length of employment:	n/a	Location:	Herndon, VA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

575720 added on 11/17/09 > Use of funds will be to hire a office assistant and fund 2010 trade show schedule. Online business publishing, contract research editiing and asset management business is returning to full health. I need some help.<br/>

A credit bureau reported the following information about this borrower member on November 17, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1993	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	69
Revolving Credit Balance:	$191,410.00	Public Records On File:	0
Revolving Line Utilization:	78.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 460920

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460920	$8,950	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460920. Member loan 460920 was requested on November 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,250 / month
Current employer:	Conroy's Floral	Debt-to-income ratio:	22.12%
Length of employment:	1 year	Location:	La Jolla, CA

Home town:
Current & past employers:	Conroy's Floral
Education:

This borrower member posted the following loan description, which has not been verified:

575726 added on 11/17/09 > CORRECTION-Loan text "title" was for when debtor was originally considering the $2,550 amount, minimum that was quoted to me. I will update this info late Tues. I had written enormous amounts of text for lenders;investors to review, with lots of details on my income & expenses, debts, etc., but it somehow was deleted.<br/> 575726 added on 11/17/09 > Short version of what was deleted ;<br/><br/>Plan for loan is to payoff nearly all my 6-7 open debts, as interest rates have all been jacked up 3-4%, despite my reasonably good credit and excellent history this last few years.<br/><br/>Good borrower because basically never misses payment. Rarely late, by accident only. Usually pay everything 5-20 days early.<br/><br/>Have various stable income sources: spendthrift trust, nearly all invested in corp bonds paying monthly (average $900/mo.), non tax declared gift income ($275/mo.), free rent -1 bdrm. room value est @ ($600/mo.) in affluent LaJolla with elderly mother, plus free Kaiser health insurance value: $312/mo. <br/><br/>Two part time driver jobs, have recently been reinstated at one of them today. Gross job income estimated at $1,200/month. My truthfully estimated aggregrate income, including above benefits = $39.1 K/yr; this is the same $# stated on a WaMu credit card app about 2-3 years ago. <br/><br/>Have very stable work history as a delivery driver. Well over 10 yrs. exp as Class C driver. Perfect driving record, will pass any background check, physical, or drug test. Have had a good employment history for the last 3-4 years. In very good health, extremely rare to miss work.<br/><br/>It's extremely late, I need to hit the hay. If this loan even funds for the original amount (slightly lower APR) in comment that I was considering, of $2,550 I will be content.<br/><br/>Hope to add more detail to this later on Tues. thanks lenders<br/>

A credit bureau reported the following information about this borrower member on November 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1989	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	49
Revolving Credit Balance:	$18,610.00	Public Records On File:	0
Revolving Line Utilization:	40.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 460933

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460933	$25,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460933. Member loan 460933 was requested on November 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,200 / month
Current employer:	n/a	Debt-to-income ratio:	11.22%
Length of employment:	n/a	Location:	Russellville, OH

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

575753 added on 11/18/09 > This loan will be used to pay business expenses while we build and grow our business. These expenses include professional marketing of our recently launched website. We plan to be on the first page of the top search engines within six months. Within two years we plan to have a second website. For the last 30+ years my wife and I have had excellent credit. We have always paid what we owe on time. We have a business relationship with The Tax Club and they provide assistance with our business plan, bookkeeping, tax plan and business credit building. My current income is from my Ohio Highway Patrol Pension.<br/>

A credit bureau reported the following information about this borrower member on November 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1987	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,950.00	Public Records On File:	0
Revolving Line Utilization:	74.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 460957

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460957	$15,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460957. Member loan 460957 was requested on November 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,451 / month
Current employer:	U.S. Department of Agriculture	Debt-to-income ratio:	14.07%
Length of employment:	9 years	Location:	Brandywine, MD

Home town:
Current & past employers:	U.S. Department of Agriculture
Education:

This borrower member posted the following loan description, which has not been verified:

575808 added on 11/17/09 > I cosigned for my son's car loan and he lost his job. Can't effort the extra bill. In addition, need to get rid of two credit cards.<br/> 575808 added on 11/20/09 > It???s very important that I get this loan because I don???t want to jeopardize my credit rating due to this extra big bill (son???s car loan). I will never cosign for anyone again.<br/>

A credit bureau reported the following information about this borrower member on November 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	24	Months Since Last Delinquency:	15
Revolving Credit Balance:	$18,213.00	Public Records On File:	0
Revolving Line Utilization:	55.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 460977

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460977	$12,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460977. Member loan 460977 was requested on November 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,619 / month
Current employer:	DoD, USN Civil Service	Debt-to-income ratio:	7.15%
Length of employment:	10 + years	Location:	Fallbrook, CA

Home town:
Current & past employers:	DoD, USN Civil Service
Education:

This borrower member posted the following loan description, which has not been verified:

575832 added on 11/17/09 > I am a 30+year government employee who loves my job and hopes to work into my 70s. My home has a small mortgage and is nearly paid off due to paying extra principle each month over the years. This loan is to pay off credit card debt and begin building a college fund for my grandson. I want to show and teach him about smart saving and spending so he can make wise decisions as he grows up.<br/>

A credit bureau reported the following information about this borrower member on November 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1987	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,079.00	Public Records On File:	0
Revolving Line Utilization:	70.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 461016

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461016	$4,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461016. Member loan 461016 was requested on November 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,200 / month
Current employer:	Grahams Greenhouse	Debt-to-income ratio:	0.00%
Length of employment:	2 years	Location:	BRADFORD, PA

Home town:
Current & past employers:	Grahams Greenhouse
Education:

This borrower member posted the following loan description, which has not been verified:

575900 added on 11/17/09 > Looking for some money to cover what my financial aid and other loans didnt.<br/> 575900 added on 11/18/09 > The only expenses I have are my cell phone bill. I still work at least 20 hours a week.<br/>

A credit bureau reported the following information about this borrower member on November 17, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	4
Total Credit Lines:	10	Months Since Last Delinquency:	18
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 461025

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461025	$13,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461025. Member loan 461025 was requested on November 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	kathleen c fox pa	Debt-to-income ratio:	12.15%
Length of employment:	2 years	Location:	gainesville, FL

Home town:
Current & past employers:	kathleen c fox pa
Education:

This borrower member posted the following loan description, which has not been verified:

575916 added on 11/17/09 > can't wait to complete my beautiful bath<br/>

A credit bureau reported the following information about this borrower member on November 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1983	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,398.00	Public Records On File:	0
Revolving Line Utilization:	70.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 461039

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461039	$10,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461039. Member loan 461039 was requested on November 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,583 / month
Current employer:	Sears holding corp	Debt-to-income ratio:	18.22%
Length of employment:	10 + years	Location:	MISSOULA, MT

Home town:
Current & past employers:	Sears holding corp
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,121.00	Public Records On File:	0
Revolving Line Utilization:	39.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 461060

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461060	$15,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461060. Member loan 461060 was requested on November 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Social Security Administration	Debt-to-income ratio:	13.79%
Length of employment:	5 years	Location:	Long Beach, CA

Home town:
Current & past employers:	Social Security Administration
Education:

This borrower member posted the following loan description, which has not been verified:

575978 added on 11/18/09 > I am using this loan to pay off high interest credit cards. I am not an irresponsible person who incurred the debt on shopping sprees and vacations. I used my credit cards to pay for dental implants for my front teeth. If I could post a picture I would. In all seriousness I hope you have faith and will help fund my loan, if not thank you for the consideration. All questions will be answered just send them.<br/> 575978 added on 11/19/09 > This is the response I got when I requested Lending Club verify my wages. I edited my name and work email out of original and reply message<br/><br/><br/>Dear XXXXX, <br/><br/>Thank you for your email. Your loan has already been approved by the Lending Club credit review team. This will be reflected on your account activity to show this information.<br/><br/>Regards,<br/><br/>Lending Club Member Support <br/><br/>For immediate answers to our most frequently asked questions, please visit our FAQs page at https://www.lendingclub.com/info/faq.action. If you need assistance with your Lending Club account, please contact us at support@lendingclub.com. Our support offices are open Monday through Friday from 8 AM to 5 PM Pacific Time. Notes offered by prospectus filed with the SEC: https://www.lendingclub.com/info/prospectus.action.<br/><br/> <br/><br/><br/>On 2009-11-19, 13:01, "XXXXX.XXXXX" (XXXXXX.XXXXX@ssa.gov) wrote:<br/>> My member loan number is 461060 and I have been requested by lenders to see<br/>> about verifying my income. I can do that but please let me know how. <br/>> Thank you<br/>> XXXXX XXXXX<br/>> Claims Representative<br/>

A credit bureau reported the following information about this borrower member on November 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,941.00	Public Records On File:	0
Revolving Line Utilization:	45.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 461064

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461064	$8,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461064. Member loan 461064 was requested on November 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,892 / month
Current employer:	US Navy	Debt-to-income ratio:	15.52%
Length of employment:	5 years	Location:	Waldorf, MD

Home town:
Current & past employers:	US Navy
Education:

This borrower member posted the following loan description, which has not been verified:

575984 added on 11/17/09 > I am trying to get control on my finances. I am in a tight situation now but will be getting my career and salary on the right path next year. I just want to pay what I can as quick as I can.<br/>

A credit bureau reported the following information about this borrower member on November 17, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	76
Revolving Credit Balance:	$11,310.00	Public Records On File:	0
Revolving Line Utilization:	63.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 461082

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461082	$6,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461082. Member loan 461082 was requested on November 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$21,667 / month
Current employer:	n/a	Debt-to-income ratio:	4.69%
Length of employment:	n/a	Location:	WATERFORD, MI

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

576019 added on 11/19/09 > Son needs some extra after-school help. This will be the first time I've needed to apply of a loan to help pay for expenses. <br/>Also, a family member is wanting to purchase a used car and I would like to assist them with this.<br/> 576019 added on 11/19/09 > I'm trying for a loam compared to withdrawing monies from our retirement fund due to penalties that it would entail.<br/>

A credit bureau reported the following information about this borrower member on November 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1986	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	36
Revolving Credit Balance:	$34,284.00	Public Records On File:	0
Revolving Line Utilization:	96.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 461089

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461089	$8,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461089. Member loan 461089 was requested on November 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,132 / month
Current employer:	DOD civil servise	Debt-to-income ratio:	10.79%
Length of employment:	10 + years	Location:	chula Vista, CA

Home town:
Current & past employers:	DOD civil servise
Education:

This borrower member posted the following loan description, which has not been verified:

576039 added on 11/17/09 > Consolidate payments and lower monthly payments<br/>

A credit bureau reported the following information about this borrower member on November 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	25	Months Since Last Delinquency:	14
Revolving Credit Balance:	$2,843.00	Public Records On File:	0
Revolving Line Utilization:	26.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 461127

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461127	$6,250	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461127. Member loan 461127 was requested on November 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,417 / month
Current employer:	CSK O'Reilly's	Debt-to-income ratio:	23.26%
Length of employment:	1 year	Location:	HONOLULU, HI

Home town:
Current & past employers:	CSK O'Reilly's
Education:

This borrower member posted the following loan description, which has not been verified:

576099 added on 11/19/09 > Thank you for this opportunity. As you can see by my crdit report, paying my bills in a timely manner is very important to me. With this loan I will be able to free up some money for me to be able to save as well.<br/>

A credit bureau reported the following information about this borrower member on November 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	28	Months Since Last Delinquency:	20
Revolving Credit Balance:	$12,082.00	Public Records On File:	0
Revolving Line Utilization:	82.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 461142

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461142	$1,500	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461142. Member loan 461142 was requested on November 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,798 / month
Current employer:	ROCK ISLAND ARSENAL	Debt-to-income ratio:	4.36%
Length of employment:	< 1 year	Location:	EAST MOLINE, IL

Home town:
Current & past employers:	ROCK ISLAND ARSENAL
Education:

This borrower member posted the following loan description, which has not been verified:

576119 added on 11/17/09 > FOR HOLIDAY SEASON<br/> 576119 added on 11/17/09 > My job is very stable ,federal government<br/>

A credit bureau reported the following information about this borrower member on November 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,991.00	Public Records On File:	0
Revolving Line Utilization:	28.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 461175

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461175	$7,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461175. Member loan 461175 was requested on November 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Aggreko LLC	Debt-to-income ratio:	11.13%
Length of employment:	3 years	Location:	CANYON COUNTRY, CA

Home town:
Current & past employers:	Aggreko LLC
Education:

This borrower member posted the following loan description, which has not been verified:

576172 added on 11/17/09 > My wife and I Are currently paying over twenty percent on all of our credit cards. We are requesting this loan to consolidate all our debt and lower the interest rate. We are very diligent about paying our bills. Note to lender all credit cards have been chopped up and will not incur any further debt.<br/>

A credit bureau reported the following information about this borrower member on November 17, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	73
Revolving Credit Balance:	$6,227.00	Public Records On File:	0
Revolving Line Utilization:	89.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 461199

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461199	$6,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461199. Member loan 461199 was requested on November 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,898 / month
Current employer:	Louisiana Tech University	Debt-to-income ratio:	5.38%
Length of employment:	3 years	Location:	Ruston, LA

Home town:
Current & past employers:	Louisiana Tech University
Education:

This borrower member posted the following loan description, which has not been verified:

576218 added on 11/17/09 > Thank you for the downpayment of my next apartment<br/> 576218 added on 11/19/09 > this is for the downpayment of an apartment<br/>

A credit bureau reported the following information about this borrower member on November 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	62	Months Since Last Delinquency:	10
Revolving Credit Balance:	$1,839.00	Public Records On File:	0
Revolving Line Utilization:	13.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 461206

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461206	$8,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461206. Member loan 461206 was requested on November 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,917 / month
Current employer:	Lets Ride LLC	Debt-to-income ratio:	9.45%
Length of employment:	2 years	Location:	High Ridge, MO

Home town:
Current & past employers:	Lets Ride LLC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 17, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1991	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,887.00	Public Records On File:	0
Revolving Line Utilization:	41.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 461219

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461219	$7,750	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461219. Member loan 461219 was requested on November 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,167 / month
Current employer:	Radio Shack	Debt-to-income ratio:	19.52%
Length of employment:	2 years	Location:	La Pine, OR

Home town:	Hollister
Current & past employers:	Radio Shack
Education:

This borrower member posted the following loan description, which has not been verified:

576258 added on 11/18/09 > Purchase of local Radio Shack dealership, I need additional downpayment funds.<br/>

A credit bureau reported the following information about this borrower member on November 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,634.00	Public Records On File:	0
Revolving Line Utilization:	71.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 461230

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461230	$13,500	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461230. Member loan 461230 was requested on November 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,968 / month
Current employer:	U.S. Fire Administration	Debt-to-income ratio:	16.49%
Length of employment:	10 + years	Location:	Gettysburg, PA

Home town:	Hampton
Current & past employers:	U.S. Fire Administration, U.S. Coast Guard
Education:	Virginia Commonwealth University, Old Dominion University

This borrower member posted the following loan description, which has not been verified:

576286 added on 11/17/09 > I am trying to reduce my debt. I have a young family and have recently refinanced my home mortgage. I am a career federal employee of 10 years. I am trying to reduce debt to save for my children's college.<br/>

A credit bureau reported the following information about this borrower member on November 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,881.00	Public Records On File:	0
Revolving Line Utilization:	96.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 461252

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461252	$16,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461252. Member loan 461252 was requested on November 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,933 / month
Current employer:	n/a	Debt-to-income ratio:	19.63%
Length of employment:	n/a	Location:	WASHINGTON, DC

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

576322 added on 11/17/09 > I've got a good monthly income and have been paying more than the minimum on my accounts. I'm looking to get rid of my credit cards with Citibank since they are raising my interest rates without any late payments or other problems on my side.<br/>

A credit bureau reported the following information about this borrower member on November 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1987	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	61
Revolving Credit Balance:	$40,468.00	Public Records On File:	0
Revolving Line Utilization:	78.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 461259

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461259	$1,500	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461259. Member loan 461259 was requested on November 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Cablevision	Debt-to-income ratio:	9.60%
Length of employment:	3 years	Location:	Wantagh, NY

Home town:
Current & past employers:	Cablevision
Education:

This borrower member posted the following loan description, which has not been verified:

576332 added on 11/17/09 > Thank you to all who review and consider my loan request. I am moving in to a new Apartment and need the money for security deposit as soon as possible. Although I have listed a 36 month payment plan, this is the absolute longest period of time it would take to pay back. I always make timely payments on my credit card, and student loans. Please help!! Again, thank you for considering my loan and hope to hear from you soon!<br/>

A credit bureau reported the following information about this borrower member on November 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	26
Revolving Credit Balance:	$193.00	Public Records On File:	0
Revolving Line Utilization:	7.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 461270

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461270	$24,250	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461270. Member loan 461270 was requested on November 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,667 / month
Current employer:	AB Precision	Debt-to-income ratio:	20.28%
Length of employment:	10 + years	Location:	BATH, PA

Home town:
Current & past employers:	AB Precision
Education:

This borrower member posted the following loan description, which has not been verified:

576354 added on 11/19/09 > n/a<br/> 576354 added on 11/20/09 > Thank you! Reliable employment and credit worthy. I am looking to change to a secure stable lending environment.<br/>

A credit bureau reported the following information about this borrower member on November 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$60,713.00	Public Records On File:	0
Revolving Line Utilization:	62.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 461274

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461274	$8,500	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461274. Member loan 461274 was requested on November 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,380 / month
Current employer:	Veterans Administration	Debt-to-income ratio:	10.36%
Length of employment:	10 + years	Location:	Northampton, MA

Home town:
Current & past employers:	Veterans Administration
Education:

This borrower member posted the following loan description, which has not been verified:

576358 added on 11/17/09 > this loan will help me pay my automobile off and eliminate<br/>four credit cards<br/> 576358 added on 11/17/09 > my job is stable as I work for the Federal Goverment<br/> 576358 added on 11/17/09 > My job is stable as I work for the Federal Goverment<br/> 576358 added on 11/18/09 > on my application they made a mistake,I have 17 years Federal <br/>service and my job is quite secure<br/> 576358 added on 11/18/09 > If I get this loan I will finanally be out of debt the only <br/>outstanding bill I will have will be this loan. I also receive<br/>$1427 from social security monthly this takes care of my utilities and my rent. thank you I am going to fax the documents that you have requested. I hope they are sufficient.<br/> 576358 added on 11/20/09 > If I am granted this loan the only payment that I will have is <br/>this loan as I have paid my automobile insurence for the I can<br/>start saving for my retirement which will be in 3 years<br/> 576358 added on 11/20/09 > I also wanted to mention that I am paying 18% to 23% interest<br/>on my four credit cards. This will give me financial freedom.<br/><br/> Thank you<br/>

A credit bureau reported the following information about this borrower member on November 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,934.00	Public Records On File:	1
Revolving Line Utilization:	52.50%	Months Since Last Record:	103
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 461287

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461287	$12,800	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461287. Member loan 461287 was requested on November 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,833 / month
Current employer:	The Green Valley Pecan Co.	Debt-to-income ratio:	0.18%
Length of employment:	4 years	Location:	Tucson, AZ

Home town:
Current & past employers:	The Green Valley Pecan Co.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 17, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$306.00	Public Records On File:	0
Revolving Line Utilization:	0.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 461310

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461310	$4,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461310. Member loan 461310 was requested on November 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,200 / month
Current employer:	Auteriors Auto Reconditionong	Debt-to-income ratio:	22.31%
Length of employment:	2 years	Location:	LEESBURG, GA

Home town:
Current & past employers:	Auteriors Auto Reconditionong
Education:

This borrower member posted the following loan description, which has not been verified:

576436 added on 11/17/09 > I pay my bills on time and i have a very very stable job<br/> 576436 added on 11/17/09 > I plan to use these funds to consolidate my debt into one easy payment. I also live with my parents so i dont have a house/rent payment.<br/>

A credit bureau reported the following information about this borrower member on November 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,122.00	Public Records On File:	0
Revolving Line Utilization:	56.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 461342

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461342	$10,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461342. Member loan 461342 was requested on November 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,667 / month
Current employer:	Verizon	Debt-to-income ratio:	8.10%
Length of employment:	< 1 year	Location:	Easton, PA

Home town:
Current & past employers:	Verizon
Education:

This borrower member posted the following loan description, which has not been verified:

576497 added on 11/17/09 > Excellent credit score, high income and very solid/stable employment.<br/>

A credit bureau reported the following information about this borrower member on November 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,930.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 461354

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461354	$6,800	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461354. Member loan 461354 was requested on November 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,500 / month
Current employer:	Lion Uniform	Debt-to-income ratio:	15.13%
Length of employment:	10 + years	Location:	MOUNT STERLING, KY

Home town:
Current & past employers:	Lion Uniform
Education:

This borrower member posted the following loan description, which has not been verified:

576525 added on 11/18/09 > I need to re-do my home in orders to sale it and make a huge return<br/> 576525 added on 11/20/09 > I need this money quickly, i have some people looking at my home, i plan to fix it up, that way i can sell it a lot faster, im looking to make about a $80,000 return on my home. Since i have very little money actually in it.<br/>

A credit bureau reported the following information about this borrower member on November 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	34
Revolving Credit Balance:	$3,982.00	Public Records On File:	0
Revolving Line Utilization:	24.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 461356

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461356	$13,650	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461356. Member loan 461356 was requested on November 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,750 / month
Current employer:	n/a	Debt-to-income ratio:	7.89%
Length of employment:	n/a	Location:	fort collins, CO

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

576424 added on 11/18/09 > We'll be using this loan to help start a business of ours in Colorado. It will cover startup costs, and we have the funds in place to cover operating expenses for six months. My wife works as a scientist at a university and my partner has a graduate degree in engineering and will manage the books. Thanks for your time!<br/>

A credit bureau reported the following information about this borrower member on November 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,209.00	Public Records On File:	0
Revolving Line Utilization:	66.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 461358

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461358	$6,500	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461358. Member loan 461358 was requested on November 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,667 / month
Current employer:	n/a	Debt-to-income ratio:	18.19%
Length of employment:	n/a	Location:	Madisonville, KY

Home town:	Trenton
Current & past employers:	self-employed
Education:	Western Michigan University

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1992	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,071.00	Public Records On File:	1
Revolving Line Utilization:	88.10%	Months Since Last Record:	116
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 461379

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461379	$15,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461379. Member loan 461379 was requested on November 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,505 / month
Current employer:	U. S. Air Force	Debt-to-income ratio:	13.10%
Length of employment:	10 + years	Location:	Lusby, MD

Home town:
Current & past employers:	U. S. Air Force
Education:

This borrower member posted the following loan description, which has not been verified:

576583 added on 11/18/09 > Kitchen appliances are 18 years old and need upgraded. The two bathrooms are original to the house and need to be upgraded. The project is DIY and will not require labor costs.<br/> 576583 added on 11/19/09 > This should at least triple the investment and a great return on equity by doing the job ourselves. Upgrading to stainless steel french door refrigerator, stainless steel double oven range, and stainless steel dishwasher, installing a ganite countertop and installing hardwood brazilian cherry floors in the kitchen and dining areas. The bathrooms will get new vanities with granite countertops and vessel sinks, new ceramic tile floors and installation of new toilets.<br/>

A credit bureau reported the following information about this borrower member on November 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1978	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,785.00	Public Records On File:	0
Revolving Line Utilization:	37.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 461432

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461432	$6,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461432. Member loan 461432 was requested on November 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,667 / month
Current employer:	redding elementary	Debt-to-income ratio:	16.99%
Length of employment:	8 years	Location:	stratford, CT

Home town:
Current & past employers:	redding elementary
Education:

This borrower member posted the following loan description, which has not been verified:

576682 added on 11/19/09 > just looking to consoladate bills<br/> 576682 added on 11/19/09 > we just bought a house just looking to consolidate odd bills<br/> 576682 added on 11/20/09 > I have good credit your payments will be on time and i appreciate it very much would like to get married soon to my fiance and am a great person and am a teacher who teaches pre k<br/> 576682 added on 11/20/09 > i am tenured at my job i have been there 8 years and just got a promtion<br/> 576682 added on 11/20/09 > i have a good budget plan<br/>

A credit bureau reported the following information about this borrower member on November 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,249.00	Public Records On File:	0
Revolving Line Utilization:	29.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 461449

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461449	$5,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461449. Member loan 461449 was requested on November 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,583 / month
Current employer:	n/a	Debt-to-income ratio:	13.48%
Length of employment:	n/a	Location:	KALAMAZOO, MI

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

576716 added on 11/19/09 > My wife and I have been married for over 10 years and have two wonderful boys. My wife is a full time professor at Western Michigan University in Kalamazoo, Michigan. I have been in Collector Car management industry for the past 12 years managing and maintaining car collections for private and discrete investors. Of those 12 years I was with the same company for 10 years. Earlier this year I left the company and started Hoekstra LTD bringing 60% of by client base. I am currently self employed.<br/><br/>My stated income is only my income, not my wife???s. We live in a modest $120,000 home and have 2 auto loans with the second loan haven less than $2,200 owed till paid off.<br/><br/>I am a good candidate for this loan because I have proved myself in the my industry, my wife makes excellent income, my income is not needed to support our household and I have excellent credit history with very little credit being used.<br/>

A credit bureau reported the following information about this borrower member on November 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	49
Revolving Credit Balance:	$1,402.00	Public Records On File:	0
Revolving Line Utilization:	38.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 461451

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461451	$15,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461451. Member loan 461451 was requested on November 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,000 / month
Current employer:	County of El Paso	Debt-to-income ratio:	7.83%
Length of employment:	8 years	Location:	El Paso, TX

Home town:
Current & past employers:	County of El Paso
Education:

This borrower member posted the following loan description, which has not been verified:

415837 added on 11/18/09 > Would like to update my home.<br/>

A credit bureau reported the following information about this borrower member on November 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	24
Revolving Credit Balance:	$6,618.00	Public Records On File:	0
Revolving Line Utilization:	30.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 461452

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461452	$6,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461452. Member loan 461452 was requested on November 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,050 / month
Current employer:	Computer Sciences Corporation	Debt-to-income ratio:	0.00%
Length of employment:	4 years	Location:	Columbia, MD

Home town:
Current & past employers:	Computer Sciences Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

576719 added on 11/18/09 > This loan will be used to reduce overall credit card debt. My lowest current rate is 10.9% APR. I don't necessarily foresee this loan taking three years to repay and will more than likely repay within a year and a half.<br/> 576719 added on 11/18/09 > I'm a good candidate for this loan for a number of reasons. Overall, I am a credit-worthy borrower. I repay all of my debts on time and intelligently plan my financial situation. I'm a college graduate with a bachelor's in science, Computer Information Systems. I will be finishing my MBA at the University of Maryland, Smith School of Business in May of 2010.<br/><br/>I have a stable job as a government contractor. My current salary is 84600 a year.<br/> 576719 added on 11/18/09 > My monthly budget is as follows:<br/>Monthly Salary: 5108.20 (After Tax and other deductions)<br/><br/>Mortgage : 2002.95<br/>Car payment : 259.65<br/>Utilities : 209.15<br/>Insurance : 52.78<br/>Education Expense : 237.33<br/>Gas : 85.67<br/>Food : 387.65<br/>House Maintenance : 45<br/>Entertainment : 178.97<br/>Total Expense : 3859.15<br/><br/>Net Income : 1649.05<br/><br/>Other Unverified Income : <br/>Dividend Income : 1322.96 <br/><br/>Other household income : <br/>Monthly Salary: 2875 (after taxes and other deductions)<br/>

A credit bureau reported the following information about this borrower member on November 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 461461

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461461	$10,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461461. Member loan 461461 was requested on November 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	USDA Rural Development	Debt-to-income ratio:	0.17%
Length of employment:	10 + years	Location:	Redmond, OR

Home town:
Current & past employers:	USDA Rural Development
Education:

This borrower member posted the following loan description, which has not been verified:

576734 added on 11/19/09 > I am going to pay off existing debt and a loan to my Thrift Savings Plan (TSP) retirement account with a balance of about $5,000. I am a loan officer for Rural Development and have worked here since 10/1988. I make $86,000/yr, not per month. My wife makes over $35,000/year as well. I am doing this for the better interest rate and to retire the TSP loan.<br/>

A credit bureau reported the following information about this borrower member on November 18, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1991	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	39
Revolving Credit Balance:	$2,994.00	Public Records On File:	0
Revolving Line Utilization:	9.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 461496

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461496	$25,000	19.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461496. Member loan 461496 was requested on November 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$20,000 / month
Current employer:	STV, LLC	Debt-to-income ratio:	24.66%
Length of employment:	3 years	Location:	Akron, OH

Home town:
Current & past employers:	STV, LLC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	25	Months Since Last Delinquency:	23
Revolving Credit Balance:	$327,612.00	Public Records On File:	0
Revolving Line Utilization:	20.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 461498

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461498	$25,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461498. Member loan 461498 was requested on November 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,083 / month
Current employer:	US Federal Government, NIH	Debt-to-income ratio:	5.54%
Length of employment:	10 + years	Location:	Boyds, MD

Home town:
Current & past employers:	US Federal Government, NIH
Education:

This borrower member posted the following loan description, which has not been verified:

576811 added on 11/18/09 > We are a stable couple with over 20 years as career federal employees. We moved into our new house 5 years ago when our children were young. The quotes to finish the basement were out of our reach then. The quotes now are still high but have come down considerably in the past few years. We thought this would be a good time to finish the basement while the children are young enough to enjoy the space and encourage them to hang out at home under our watchful eye than elsewhere. The design is simple - a wide open space with walls, ceiling, outlets, lights, carpeting and a bathroom. We pay our bills and have a steady income without any surprises. Thank you.<br/>

A credit bureau reported the following information about this borrower member on November 18, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1981	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	24
Revolving Credit Balance:	$311.00	Public Records On File:	0
Revolving Line Utilization:	0.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 461510

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461510	$6,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461510. Member loan 461510 was requested on November 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	Emory Healthcare	Debt-to-income ratio:	13.90%
Length of employment:	3 years	Location:	Clarkston, GA

Home town:
Current & past employers:	Emory Healthcare
Education:

This borrower member posted the following loan description, which has not been verified:

576829 added on 11/18/09 > I plan to use this money to consolidate some credit card balances and loans that my wife (of 2 years) and I accrued while I was in school. I've been working with the same company as a health care professional since my graduation 3 years ago. As far as my job stability goes, I just got a nine dollar/hour promotion in a poor economy. I'm proud of the fact that I pay my bills on time and have never missed a payment. I am committed to getting out of debt and will do so faster through this consolidation. I love the idea that other people will be making money off the interest charged to me rather than the large corporations that keep raising our APRs every 3 months for not using our credit cards. My wife and I follow a strict budget with a combined income of $5,300 - $6,500 depending on OT and sales. We paid off over $8,000.00 in debt this year and are fully committed to paying off our debt over the next few years. I assure you that I am a very safe investment and look forward to a time where I can invest in people like myself. Sometimes you just need a break, and a break for me is a LOWER FIXED APR. Someone will make a lot of money off my debts and it might as well be you. Thanks for your consideration.<br/>

A credit bureau reported the following information about this borrower member on November 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,563.00	Public Records On File:	0
Revolving Line Utilization:	67.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 461525

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461525	$17,000	17.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461525. Member loan 461525 was requested on November 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,400 / month
Current employer:	JWP INC	Debt-to-income ratio:	14.13%
Length of employment:	3 years	Location:	Ocala, FL

Home town:
Current & past employers:	JWP INC
Education:

This borrower member posted the following loan description, which has not been verified:

576861 added on 11/18/09 > I have been presented with a great opportunity to expand my existing business. This loan will be used to building out another location. We have been successful with our business thus far and our company is now looking to expand.<br/>

A credit bureau reported the following information about this borrower member on October 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,429.00	Public Records On File:	0
Revolving Line Utilization:	66.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 461552

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461552	$25,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461552. Member loan 461552 was requested on November 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,538 / month
Current employer:	Social Security Administration	Debt-to-income ratio:	17.76%
Length of employment:	10 + years	Location:	Philadelphia, PA

Home town:
Current & past employers:	Social Security Administration
Education:

This borrower member posted the following loan description, which has not been verified:

576621 added on 11/18/09 > My husband and I both work for the Social Security Administration, I have worked for 35 yrs. as a group supervisor and my husband 10 yrs. as an Admin asst. He is also a retired truck driver with 27 yrs at one company. He also receives a pension from his days as a truck driver, along with his government pay. We are in need of this loan to pay off 2 credit cards with high interest rates. How we came into this debt is from three life changing events.<br/> The first event helped our daughter with tuition to send our grandson to a special high school in Utah that our daughter could not afford, but the school was essential to changing his path in life, we committed to it and remained in our integrity. To say it was very rewarding for the entire family is not doing it justice. <br/>The second event occurred just months later. I was involved in a car accident and was out of work for 6 months. <br/>The third event occurred 1 yr after the accident. I had to have both knees replaced, nothing to do with the car accident, again loosing 5 to 6 months of work because of complications 6 weeks into recoup. <br/>During the second two events I found myself using the credit cards to pay the co-pay for medicine and Dr. visits, food and gas. I was able to pay the minimum each month but then the interest on the cards started to edge up one after the other, I found myself swimming against the tide. A loan will get paid down; credit cards never seem to come down. <br/>Both my husband and I are good credit risks. We have never defaulted on our bills. Our retirement is coming up fast and we would like to get these credit cards paid off before we retire. Please help us.<br/>

A credit bureau reported the following information about this borrower member on November 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1985	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	30	Months Since Last Delinquency:	20
Revolving Credit Balance:	$25,478.00	Public Records On File:	0
Revolving Line Utilization:	65.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 461556

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461556	$9,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461556. Member loan 461556 was requested on November 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	Thai 9 Restaurant	Debt-to-income ratio:	11.36%
Length of employment:	4 years	Location:	Dayton, OH

Home town:
Current & past employers:	Thai 9 Restaurant
Education:

This borrower member posted the following loan description, which has not been verified:

576916 added on 11/19/09 > I really enjoy working - I currently work six days a week. I was thinking of a more long term plan and decided I wanted to focus all of my income into eliminating my debt so that I would have the option of relocating in a few years.<br/>

A credit bureau reported the following information about this borrower member on November 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,021.00	Public Records On File:	0
Revolving Line Utilization:	30.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 461559

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461559	$8,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461559. Member loan 461559 was requested on November 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,983 / month
Current employer:	n/a	Debt-to-income ratio:	0.81%
Length of employment:	n/a	Location:	north hollywood, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,097.00	Public Records On File:	0
Revolving Line Utilization:	9.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 461571

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461571	$7,500	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461571. Member loan 461571 was requested on November 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,235 / month
Current employer:	UPS	Debt-to-income ratio:	3.38%
Length of employment:	< 1 year	Location:	MOUNT WASHINGTON, KY

Home town:	Frankfort
Current & past employers:	UPS
Education:	University of Louisville

This borrower member posted the following loan description, which has not been verified:

576935 added on 11/18/09 > Reliable and responsible , have not defaulted on any loans, pay on time . Also hold company stock ,<br/> 576935 added on 11/21/09 > I have been employed with UPS since 1/03/1993. I am a FT manager . I have always been responsible with my credit and have paid on time . I do not take my responsibility to my creditors lightly and have never defaulted on any loan payments or credit cards. The proceeds of the funding will go towards dental deductibles. I unfortunately must have major dental work done . I will also be paying for my youngest son's car transmission and rac and pinion repair. Currently my monthly budget is 2100. This will be significantly reduced by December , when I have paid three credit cards off . I appreciate your funding . Best Regards<br/>

A credit bureau reported the following information about this borrower member on November 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1992	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,963.00	Public Records On File:	0
Revolving Line Utilization:	37.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 461581

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461581	$5,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461581. Member loan 461581 was requested on November 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,960 / month
Current employer:	Harland Electric	Debt-to-income ratio:	20.32%
Length of employment:	9 years	Location:	Ayer, MA

Home town:
Current & past employers:	Harland Electric
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,673.00	Public Records On File:	0
Revolving Line Utilization:	32.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 461582

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461582	$5,400	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461582. Member loan 461582 was requested on November 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,500 / month
Current employer:	Accu-Serve	Debt-to-income ratio:	11.33%
Length of employment:	1 year	Location:	Cheyenne, WY

Home town:	Fort Collins
Current & past employers:	Accu-Serve , Clean Start
Education:

This borrower member posted the following loan description, which has not been verified:

576955 added on 11/18/09 > Paying more for seperate card payments and wanting to get rid of this debt in 3 years or less.<br/> 576955 added on 11/19/09 > It shows that I have had my job for a year but I have been doing the same job for the past three years. Started working through a temp agency to work for the hospital laundry department then was hired buy a commercial laundry buisness who got the contract to do the hospital linen. They went bankrupt and I was hired by my current employer who took over most of the previous companies contracts.<br/>

A credit bureau reported the following information about this borrower member on November 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,600.00	Public Records On File:	0
Revolving Line Utilization:	94.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 461586

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461586	$25,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461586. Member loan 461586 was requested on November 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$59,000 / month
Current employer:	U.S. Army	Debt-to-income ratio:	2.26%
Length of employment:	10 + years	Location:	NEWLLANO, LA

Home town:
Current & past employers:	U.S. Army
Education:

This borrower member posted the following loan description, which has not been verified:

576961 added on 11/19/09 > Want to pay off some bills fast.<br/>

A credit bureau reported the following information about this borrower member on November 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,361.00	Public Records On File:	0
Revolving Line Utilization:	84.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 461593

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461593	$5,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461593. Member loan 461593 was requested on November 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,800 / month
Current employer:	Longhorn Steakhouse	Debt-to-income ratio:	13.14%
Length of employment:	8 years	Location:	West Warwick, RI

Home town:
Current & past employers:	Longhorn Steakhouse
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1988	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,154.00	Public Records On File:	1
Revolving Line Utilization:	86.50%	Months Since Last Record:	88
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 461603

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461603	$25,000	19.13%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461603. Member loan 461603 was requested on November 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,792 / month
Current employer:	Washington State Fruit Commission	Debt-to-income ratio:	17.56%
Length of employment:	< 1 year	Location:	MORRIS, IL

Home town:
Current & past employers:	Washington State Fruit Commission
Education:

This borrower member posted the following loan description, which has not been verified:

568749 added on 11/04/09 > I am starting an internet business, and my first website will feature housewares and home small appliances. I have incurred a lot of personal debt (approximately $40,000) and would like to free up my personal credit cards. My personal credit rating is excellent (at least it was prior to September 2009 when I started pursueing my own internet business and used most of my personal credit to fund it).<br/> Everything is being done professionally, and I wish to expand to additional websites within the next year. I have an MBA and a solid Marketing and Sales background. At one time I was a buyer of small household appliances. I know I can make this work and grow my business.<br/> 568749 added on 11/09/09 > I looked up my information on your web site and noticed it said I have worked less than 1 year in my currernt position. That is untrue. I have worked for the Pacific Northwest Canned Pear Service - under the umbrella of the Washington State Fruit Comm. since 1997 and my job is stable.<br/>Thank you for reading this and I hope you will fund me.<br/>

A credit bureau reported the following information about this borrower member on November 4, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1976	Delinquent Amount:	$0.00
Open Credit Lines:	30	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	59	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$190,050.00	Public Records On File:	0
Revolving Line Utilization:	8.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 461609

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461609	$2,000	7.40%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461609. Member loan 461609 was requested on November 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,667 / month
Current employer:	Saint Francis Hospital	Debt-to-income ratio:	4.53%
Length of employment:	2 years	Location:	Fayetteville, WV

Home town:
Current & past employers:	Saint Francis Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

576993 added on 11/20/09 > Excellent Credit (780)...very stable job with more than adequate income to cover loan payments...will probably pay off this loan quickly with tax refund at the beginning of the year...use for installation of new, energy efficient windows in older home...<br/>

A credit bureau reported the following information about this borrower member on November 19, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$706.00	Public Records On File:	0
Revolving Line Utilization:	1.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 461656

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461656	$4,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461656. Member loan 461656 was requested on November 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,300 / month
Current employer:	Triad	Debt-to-income ratio:	7.94%
Length of employment:	< 1 year	Location:	ama, LA

Home town:
Current & past employers:	Triad
Education:

This borrower member posted the following loan description, which has not been verified:

577077 added on 11/19/09 > i just transferred here from mississippi and i started with a new company. i worked for northrup grumman in pascagoula mississippi befor. i made 20.25 an hour there as an electrian. i was there for 3 and half years. i wanted to move back to louisiana so i found a job with triad befor i left northrup.<br/>

A credit bureau reported the following information about this borrower member on November 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 461662

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461662	$24,000	17.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461662. Member loan 461662 was requested on November 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,083 / month
Current employer:	n/a	Debt-to-income ratio:	20.76%
Length of employment:	n/a	Location:	GLENDALE, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$77,131.00	Public Records On File:	0
Revolving Line Utilization:	86.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 461664

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461664	$4,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461664. Member loan 461664 was requested on November 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,375 / month
Current employer:	civil works corp	Debt-to-income ratio:	17.64%
Length of employment:	9 years	Location:	PICO RIVERA, CA

Home town:
Current & past employers:	civil works corp
Education:

This borrower member posted the following loan description, which has not been verified:

577091 added on 11/19/09 > I plan spending the money on a shopbot cnc router and using it to make cabinets and furniture so that i can have additional income.<br/> 577091 added on 11/19/09 > I have an excellent credit history and score. I also have minimal expenses and get paid on union scale as i am part of the Carpenters union<br/>

A credit bureau reported the following information about this borrower member on November 18, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$611.00	Public Records On File:	0
Revolving Line Utilization:	6.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 461673

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461673	$6,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461673. Member loan 461673 was requested on November 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,167 / month
Current employer:	Activant Solution	Debt-to-income ratio:	15.70%
Length of employment:	3 years	Location:	Hillsborough, NJ

Home town:
Current & past employers:	Activant Solution
Education:

This borrower member posted the following loan description, which has not been verified:

577122 added on 11/18/09 > Approved<br/> 577122 added on 11/18/09 > I plan to use these funds for a household improvement project. I guarantee payments on time, and have a FICO score over 720<br/>

A credit bureau reported the following information about this borrower member on November 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	39
Revolving Credit Balance:	$55.00	Public Records On File:	0
Revolving Line Utilization:	0.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 461715

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461715	$5,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461715. Member loan 461715 was requested on November 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,600 / month
Current employer:	South Coast Farm Labor	Debt-to-income ratio:	18.19%
Length of employment:	6 years	Location:	oxnard, CA

Home town:
Current & past employers:	South Coast Farm Labor
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,654.00	Public Records On File:	0
Revolving Line Utilization:	91.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 461717

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461717	$6,250	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461717. Member loan 461717 was requested on November 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,083 / month
Current employer:	St. Johns United Methodist Church	Debt-to-income ratio:	13.73%
Length of employment:	< 1 year	Location:	AIKEN, SC

Home town:
Current & past employers:	St. Johns United Methodist Church
Education:

This borrower member posted the following loan description, which has not been verified:

577225 added on 11/19/09 > This loan will be used to consolidate 5 credit card loans into one loan. I will want to receive another loan once this one is paid off to further reduce my debt.<br/>

A credit bureau reported the following information about this borrower member on November 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,988.00	Public Records On File:	0
Revolving Line Utilization:	99.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 461718

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461718	$5,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461718. Member loan 461718 was requested on November 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Mark R Osherow, Esq	Debt-to-income ratio:	22.08%
Length of employment:	< 1 year	Location:	Coral Springs, FL

Home town:
Current & past employers:	Mark R Osherow, Esq
Education:

This borrower member posted the following loan description, which has not been verified:

577226 added on 11/19/09 > Holiday time is coming, bill consolidation, home improvement<br/> 577226 added on 11/19/09 > Holiday time approaching, home improv, debt consol<br/>

A credit bureau reported the following information about this borrower member on November 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,930.00	Public Records On File:	0
Revolving Line Utilization:	20.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 461745

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461745	$25,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461745. Member loan 461745 was requested on November 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,667 / month
Current employer:	Smith, Adcock & Company CPA	Debt-to-income ratio:	9.90%
Length of employment:	6 years	Location:	Roswell, GA

Home town:
Current & past employers:	Smith, Adcock & Company CPA
Education:

This borrower member posted the following loan description, which has not been verified:

577286 added on 11/19/09 > Trying to consolidate one credit card to a loan with a fixed rate<br/> 577286 added on 11/20/09 > I have a very secure job- professional (CPA) have never paid any cards late- has the finances to pay this loan monthly trying to save on monthly interest - current credit card promo rate will expire in two months therefore looking for alternative<br/>

A credit bureau reported the following information about this borrower member on November 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1993	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,928.00	Public Records On File:	0
Revolving Line Utilization:	63.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 461751

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461751	$6,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461751. Member loan 461751 was requested on November 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Sagent Partners	Debt-to-income ratio:	3.45%
Length of employment:	< 1 year	Location:	FALLS CHURCH, VA

Home town:
Current & past employers:	Sagent Partners
Education:

This borrower member posted the following loan description, which has not been verified:

577307 added on 11/20/09 > I plan to use this loan to consolidate payments on my credit cards to have them all on one payment plan. I always pay my cards on time and am way under my monthly budget with this loan amount. Both of my jobs are secure and stable i just received a new promotion and salary at my job.<br/>

A credit bureau reported the following information about this borrower member on November 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,733.00	Public Records On File:	0
Revolving Line Utilization:	58.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 461769

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461769	$8,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461769. Member loan 461769 was requested on November 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,167 / month
Current employer:	Total Computing Solutions	Debt-to-income ratio:	0.95%
Length of employment:	5 years	Location:	American Fork, UT

Home town:
Current & past employers:	Total Computing Solutions
Education:

This borrower member posted the following loan description, which has not been verified:

577343 added on 11/19/09 > I need this money for some repairs and start up costs on my home. Thank you for your consideration of my money needs.<br/>

A credit bureau reported the following information about this borrower member on November 19, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1983	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$255.00	Public Records On File:	0
Revolving Line Utilization:	0.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 461778

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461778	$10,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461778. Member loan 461778 was requested on November 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	The Crazy Crab	Debt-to-income ratio:	15.05%
Length of employment:	< 1 year	Location:	Ridgeland, SC

Home town:
Current & past employers:	The Crazy Crab
Education:

This borrower member posted the following loan description, which has not been verified:

577356 added on 11/19/09 > This loan is to improve a home/business project.<br/>

A credit bureau reported the following information about this borrower member on November 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1991	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	51
Revolving Credit Balance:	$37,471.00	Public Records On File:	0
Revolving Line Utilization:	61.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 461781

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461781	$24,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461781. Member loan 461781 was requested on November 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,333 / month
Current employer:	Lac Vieux Desert Pharmacy	Debt-to-income ratio:	16.72%
Length of employment:	< 1 year	Location:	Iron River, MI

Home town:
Current & past employers:	Lac Vieux Desert Pharmacy
Education:

This borrower member posted the following loan description, which has not been verified:

577359 added on 11/19/09 > due to the repressed housing market at this time and the lack of willingness of local banks to give out loans, I am looking to you to help me so I can finish off my basement level of my house. When finished I will have 4600 square feet of liveable space. My house is located on the Paint River and I have approximately 9 acres of land. I have been a registered pharmacist since 1993 and currently am the pharmacy director of a clinic pharmacy, so my income is good and job security quite high. Please help me out!!<br/>

A credit bureau reported the following information about this borrower member on November 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1988	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	31
Revolving Credit Balance:	$13,652.00	Public Records On File:	0
Revolving Line Utilization:	44.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 461790

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461790	$10,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461790. Member loan 461790 was requested on November 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,500 / month
Current employer:	PortTrips	Debt-to-income ratio:	1.88%
Length of employment:	6 years	Location:	NEW YORK, NY

Home town:
Current & past employers:	PortTrips
Education:	CCNY

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1992	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,459.00	Public Records On File:	0
Revolving Line Utilization:	44.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 461801

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461801	$25,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461801. Member loan 461801 was requested on November 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Cepheid Inc.	Debt-to-income ratio:	12.24%
Length of employment:	8 years	Location:	Milpitas, CA

Home town:
Current & past employers:	Cepheid Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

577397 added on 11/19/09 > Thanks!<br/>

A credit bureau reported the following information about this borrower member on November 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,819.00	Public Records On File:	0
Revolving Line Utilization:	67.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 461802

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461802	$24,250	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461802. Member loan 461802 was requested on November 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,833 / month
Current employer:	Metals West Inc	Debt-to-income ratio:	2.06%
Length of employment:	10 + years	Location:	KENT, WA

Home town:
Current & past employers:	Metals West Inc
Education:

This borrower member posted the following loan description, which has not been verified:

577401 added on 11/19/09 > I have with this company for 20 years. Have outstanding credit and credit history.<br/>

A credit bureau reported the following information about this borrower member on November 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1983	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,834.00	Public Records On File:	0
Revolving Line Utilization:	30.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 461831

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461831	$8,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461831. Member loan 461831 was requested on November 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,250 / month
Current employer:	State Street	Debt-to-income ratio:	1.81%
Length of employment:	2 years	Location:	NEW YORK, NY

Home town:
Current & past employers:	State Street
Education:

This borrower member posted the following loan description, which has not been verified:

577447 added on 11/19/09 > I need this loan to pay off my parent's mortgage. This amount will take care of what they need. I have a 6% debt ratio to my personal income and work in the financial industry, making 63K plus bonus. I've been at my company for 2+ yrs now and have become an indispensable asset to my firm.<br/>

A credit bureau reported the following information about this borrower member on November 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	52
Revolving Credit Balance:	$4,676.00	Public Records On File:	0
Revolving Line Utilization:	47.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 461848

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461848	$9,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461848. Member loan 461848 was requested on November 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	Cal Farley's Boys Ranch	Debt-to-income ratio:	17.47%
Length of employment:	5 years	Location:	Pampa, TX

Home town:
Current & past employers:	Cal Farley's Boys Ranch
Education:

This borrower member posted the following loan description, which has not been verified:

577476 added on 11/19/09 > I would really like to become debt free with taking this loan and consolidating redit card debt that incurred while going to college. My job as well as my wifes are very stable. we have a combined annual salary of $92,000. I do not have any late payments. I would just like to simplify the process of pay off this debt and lowering the interest rate. Thank you.<br/>

A credit bureau reported the following information about this borrower member on November 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1990	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,109.00	Public Records On File:	0
Revolving Line Utilization:	38.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 461879

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461879	$4,200	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461879. Member loan 461879 was requested on November 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	FDNY	Debt-to-income ratio:	19.24%
Length of employment:	5 years	Location:	middletown, NY

Home town:
Current & past employers:	FDNY
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,366.00	Public Records On File:	0
Revolving Line Utilization:	50.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 461894

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461894	$5,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461894. Member loan 461894 was requested on November 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Military Sealift Command	Debt-to-income ratio:	17.64%
Length of employment:	< 1 year	Location:	Newport, OR

Home town:
Current & past employers:	Military Sealift Command
Education:

This borrower member posted the following loan description, which has not been verified:

577557 added on 11/19/09 > Family member (mother) illness forced me to take 6 months off work (2 months without pay). I'm back to work full time 1 December as a Merchant Marine Officer, and need the loan to stay ahead of my bills for the next month or two.<br/> 577557 added on 11/20/09 > Corrected length of employment with Military Sealift Command is over 19 years with 10 years service in the U.S. Coast Guard.<br/>

A credit bureau reported the following information about this borrower member on November 19, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	10
Revolving Credit Balance:	$54,165.00	Public Records On File:	0
Revolving Line Utilization:	75.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 461912

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461912	$6,500	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461912. Member loan 461912 was requested on November 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,800 / month
Current employer:	Newport Center Pharmacy	Debt-to-income ratio:	15.17%
Length of employment:	2 years	Location:	NEWPORT BEACH, CA

Home town:
Current & past employers:	Newport Center Pharmacy
Education:

This borrower member posted the following loan description, which has not been verified:

577642 added on 11/19/09 > Very simple: I want a motorcycle again after not riding for a while and need a little extra help. My job is incredibly stable, the only reason I work part time is because I also have to volunteer at a physical therapy office for Graduate school.<br/> 577642 added on 11/19/09 > Budgeting every month for this is no problem and I anticipate paying this off before 36 months.<br/>

A credit bureau reported the following information about this borrower member on November 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2005	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,855.00	Public Records On File:	0
Revolving Line Utilization:	23.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 461919

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461919	$21,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461919. Member loan 461919 was requested on November 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$14,167 / month
Current employer:	KP LOGISTICS	Debt-to-income ratio:	6.95%
Length of employment:	5 years	Location:	GLENDALE, CA

Home town:
Current & past employers:	KP LOGISTICS
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,867.00	Public Records On File:	0
Revolving Line Utilization:	31.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 461924

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461924	$10,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461924. Member loan 461924 was requested on November 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,417 / month
Current employer:	Deloitte Tax LLP	Debt-to-income ratio:	13.09%
Length of employment:	2 years	Location:	Miami, FL

Home town:
Current & past employers:	Deloitte Tax LLP
Education:

This borrower member posted the following loan description, which has not been verified:

577660 added on 11/19/09 > I am two years out of college and currently working for a big 4 accounting firm as a CPA. I am very excited about proposing to my girlfriend of 5+ years and will be using these funds to purchase an engagement ring. The current economic environment has made it nearly impossible to get a personal loan from a major bank at a reasonable interest rate. I cannot justify paying 15-20+% in interest. Unfortunately, I do not have enough savings to cover the entire purchase. My father taught me the importance of establishing credit at a young age. As of September 2009 my credit score was 762. I am more than capable of affording the monthly payments. You would be playing a huge role in starting the next chapter of my life by funding my loan request. Thank you in advance.<br/>

A credit bureau reported the following information about this borrower member on November 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,706.00	Public Records On File:	0
Revolving Line Utilization:	11.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 461963

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461963	$7,500	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461963. Member loan 461963 was requested on November 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,417 / month
Current employer:	Millennium Partners	Debt-to-income ratio:	22.22%
Length of employment:	2 years	Location:	San Francisco, CA

Home town:
Current & past employers:	Millennium Partners
Education:

This borrower member posted the following loan description, which has not been verified:

577705 added on 11/19/09 > I am looking to consolidate high interest credit card debt.<br/><br/>Current annual income is $101,000 with monthly expenses of $3,500. <br/><br/>I will repay this loan using my $2,300 of monthly discretionary income.<br/>

A credit bureau reported the following information about this borrower member on November 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1991	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,465.00	Public Records On File:	0
Revolving Line Utilization:	89.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 462012

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462012	$6,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462012. Member loan 462012 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,500 / month
Current employer:	n/a	Debt-to-income ratio:	12.36%
Length of employment:	n/a	Location:	TORRANCE, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

577764 added on 11/20/09 > To pay off CC with higher APR<br/>

A credit bureau reported the following information about this borrower member on November 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$56,243.00	Public Records On File:	0
Revolving Line Utilization:	34.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 438972

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438972	$6,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438972. Member loan 438972 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,500 / month
Current employer:	The Rogosin Institute	Debt-to-income ratio:	6.54%
Length of employment:	< 1 year	Location:	DAYTON, OH

Home town:
Current & past employers:	The Rogosin Institute
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	75
Revolving Credit Balance:	$9,382.00	Public Records On File:	0
Revolving Line Utilization:	52.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 456093

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456093	$6,500	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456093. Member loan 456093 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,667 / month
Current employer:	Pacer Electronic Wire & Cable Inc	Debt-to-income ratio:	5.85%
Length of employment:	2 years	Location:	CHANDLER, AZ

Home town:
Current & past employers:	Pacer Electronic Wire & Cable Inc
Education:

This borrower member posted the following loan description, which has not been verified:

566115 added on 11/20/09 > Purchasing a used car from a private seller<br/>

A credit bureau reported the following information about this borrower member on November 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,400.00	Public Records On File:	1
Revolving Line Utilization:	12.80%	Months Since Last Record:	94
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 457364

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457364	$8,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457364. Member loan 457364 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	IT By Design, INC	Debt-to-income ratio:	10.33%
Length of employment:	2 years	Location:	BRONX, NY

Home town:
Current & past employers:	IT By Design, INC
Education:

This borrower member posted the following loan description, which has not been verified:

568504 added on 11/20/09 > This is to consolidate personal loan. This loan will be paid off shortly. Thank you.<br/>

A credit bureau reported the following information about this borrower member on November 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	20	Months Since Last Delinquency:	19
Revolving Credit Balance:	$5,124.00	Public Records On File:	0
Revolving Line Utilization:	35.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 461125

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461125	$7,800	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461125. Member loan 461125 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,146 / month
Current employer:	Children's Hospital of Philadelphia	Debt-to-income ratio:	8.82%
Length of employment:	< 1 year	Location:	Philadelphia, PA

Home town:
Current & past employers:	Children's Hospital of Philadelphia
Education:

This borrower member posted the following loan description, which has not been verified:

576095 added on 11/20/09 > I will use this loan to finish the necessary credits and to pay for the review in order to sit for the CPA exam; this will give me another avenue of employment to pursue if it ever becomes necessary. <br/>However, my field of work is relatively stable: I work in the healthcare field implementing and providing operational support for major electronic medical record systems in hospitals.<br/>

A credit bureau reported the following information about this borrower member on November 17, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	24	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,811.00	Public Records On File:	0
Revolving Line Utilization:	5.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 461133

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461133	$8,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461133. Member loan 461133 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,400 / month
Current employer:	Four Seasons Hotels and Resorts	Debt-to-income ratio:	14.92%
Length of employment:	1 year	Location:	Seattle, WA

Home town:
Current & past employers:	Four Seasons Hotels and Resorts
Education:

This borrower member posted the following loan description, which has not been verified:

576107 added on 11/20/09 > Please verify me for a $8,000.00/3 Years/13.22%<br/>

A credit bureau reported the following information about this borrower member on November 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,054.00	Public Records On File:	0
Revolving Line Utilization:	91.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 461412

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461412	$2,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461412. Member loan 461412 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	Walt Disney World	Debt-to-income ratio:	17.21%
Length of employment:	3 years	Location:	WINTER PARK, FL

Home town:
Current & past employers:	Walt Disney World
Education:

This borrower member posted the following loan description, which has not been verified:

576641 added on 11/20/09 > I am attending classes through Ashford University online for my Bachelors in Business Administration and have been paying out of pocket. I would like to take concurrent classes as opposed to one class at a time. This would help me finish my degree sooner.<br/> 576641 added on 11/20/09 > I'm a manager with a salaried income and am capable of paying the loan back well within the terms of the proposed loan. I have no current debt, aside from student loans from previously attending college a few years ago that are in forbearance since I am in college.<br/>

A credit bureau reported the following information about this borrower member on November 20, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	14	Months Since Last Delinquency:	23
Revolving Credit Balance:	$2,360.00	Public Records On File:	0
Revolving Line Utilization:	59.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 461430

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461430	$25,000	18.78%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461430. Member loan 461430 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	n/a	Debt-to-income ratio:	9.49%
Length of employment:	n/a	Location:	Dickson City, PA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

576677 added on 11/20/09 > Thank so much<br/> 576677 added on 11/20/09 > I checked my bank account<br/>

A credit bureau reported the following information about this borrower member on November 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	12
Revolving Credit Balance:	$11,448.00	Public Records On File:	0
Revolving Line Utilization:	42.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 461487

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461487	$10,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461487. Member loan 461487 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	IUOE Local 14-14B	Debt-to-income ratio:	15.21%
Length of employment:	5 years	Location:	WOODSIDE, NY

Home town:
Current & past employers:	IUOE Local 14-14B
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	27
Revolving Credit Balance:	$9,538.00	Public Records On File:	0
Revolving Line Utilization:	43.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 461505

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461505	$10,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461505. Member loan 461505 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,210 / month
Current employer:	U.S. DEPARTMENT OF AGRICULTURE	Debt-to-income ratio:	4.46%
Length of employment:	10 + years	Location:	STAFFORD, VA

Home town:
Current & past employers:	U.S. DEPARTMENT OF AGRICULTURE
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 18, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$37,334.00	Public Records On File:	0
Revolving Line Utilization:	55.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 461723

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461723	$14,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461723. Member loan 461723 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,000 / month
Current employer:	Safedesk Solutions	Debt-to-income ratio:	8.80%
Length of employment:	2 years	Location:	PLACENTIA, CA

Home town:
Current & past employers:	Safedesk Solutions
Education:

This borrower member posted the following loan description, which has not been verified:

577235 added on 11/20/09 > I have accrued these debts while a student at USC (food, rent, books) and want a structured single payment solution to gather the debt and ensure that I dont fall into the "reuse open balances" trap. After repayment I am closing all except $1500 in revolving credit lines.<br/>

A credit bureau reported the following information about this borrower member on November 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	24
Revolving Credit Balance:	$11,284.00	Public Records On File:	0
Revolving Line Utilization:	94.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 461819

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461819	$10,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461819. Member loan 461819 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,375 / month
Current employer:	Prudential	Debt-to-income ratio:	10.33%
Length of employment:	5 years	Location:	WHIPPANY, NJ

Home town:
Current & past employers:	Prudential
Education:

This borrower member posted the following loan description, which has not been verified:

577430 added on 11/20/09 > This loan is for an engagement ring and to begin planning my wedding and I do not want to put these purchase on credit cards or exhaust what I have in my bank account. I work for Prudential as an Analyst and have been with Pru for 5 years. I am responsible for supporting our Portfolio Managers with their various needs; from gathering accurate market data to reviewing the position of our portfolio and making recommendations regarding planning and analysis. Prudential has weathered this recession quite well and is actually a stronger corporation now then it was before the crisis. I still live home with my parents and pay no rent. I do not plan on leaving until after I am married in order to save up as much money as possible to purchase a home. The wedding will not be until I finish my MBA program in about 3 years, which I will be starting in the spring and Prudential will be paying 100%. I only have about $800 a month in bills and bring in over $3500 a month after taxes making me an ideal borrower.<br/>

A credit bureau reported the following information about this borrower member on November 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,880.00	Public Records On File:	0
Revolving Line Utilization:	58.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 462020

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462020	$7,200	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462020. Member loan 462020 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$17,500 / month
Current employer:	Gulf States Toyota	Debt-to-income ratio:	17.94%
Length of employment:	10 + years	Location:	The Woodlands, TX

Home town:
Current & past employers:	Gulf States Toyota, Toyota
Education:

This borrower member posted the following loan description, which has not been verified:

577787 added on 11/20/09 > We are just being caught a little short on available cash at this time- repayment is not an issue!! Thanks for your consideration!<br/> 577787 added on 11/20/09 > Debt consolidation/ car accident repairs/ a few small home repairs<br/>

A credit bureau reported the following information about this borrower member on November 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1988	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$37,820.00	Public Records On File:	0
Revolving Line Utilization:	90.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

Member Payment Dependent Notes Series 462029

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462029	$25,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462029. Member loan 462029 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	n/a	Debt-to-income ratio:	1.96%
Length of employment:	n/a	Location:	VENICE, FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

577800 added on 11/20/09 > I am trying to help my kids with their business. They own a gas station/convenience store and had an employee steal $70,000 worth of instant lottery tickets. They need help to get back on their feet.<br/> 577800 added on 11/20/09 > Thanks for looking and god bless you for any help you can offer.<br/>

A credit bureau reported the following information about this borrower member on November 20, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1990	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$997.00	Public Records On File:	0
Revolving Line Utilization:	2.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 462038

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462038	$1,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462038. Member loan 462038 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$800 / month
Current employer:	n/a	Debt-to-income ratio:	4.38%
Length of employment:	n/a	Location:	Silver Spring, MD

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

577817 added on 11/20/09 > I am currently a senior undergrad and would like to get a head start on paying off my credit card bills. I plan on working part-time next year, at the pace of about $1000 a month, to assist in paying back this loan. I have a good credit rating at the moment and do not have any other debts to mention of. Thank you all for your consideration!<br/> 577817 added on 11/20/09 > I also would like to clarify that I do not actually own a home as I still live with my parents. It was necessary that I made a selection in the "Home Ownership" box.<br/>

A credit bureau reported the following information about this borrower member on November 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2006	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$486.00	Public Records On File:	0
Revolving Line Utilization:	21.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 462058

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462058	$10,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462058. Member loan 462058 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,792 / month
Current employer:	USDA Forest Service	Debt-to-income ratio:	8.31%
Length of employment:	10 + years	Location:	Bayfield, CO

Home town:
Current & past employers:	USDA Forest Service
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 20, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1986	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,627.00	Public Records On File:	0
Revolving Line Utilization:	21.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 462068

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462068	$7,500	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462068. Member loan 462068 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,100 / month
Current employer:	Rockland Golf Course	Debt-to-income ratio:	5.38%
Length of employment:	7 years	Location:	WHITMAN, MA

Home town:
Current & past employers:	Rockland Golf Course
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,385.00	Public Records On File:	0
Revolving Line Utilization:	58.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 462081

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462081	$4,000	17.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462081. Member loan 462081 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	MacNeill group	Debt-to-income ratio:	14.04%
Length of employment:	< 1 year	Location:	Fort lauderdale, FL

Home town:
Current & past employers:	MacNeill group
Education:

This borrower member posted the following loan description, which has not been verified:

568271 added on 11/06/09 > We are a fantastic, low risk listing. My fiance and I make very good money, have very low overhead, no children and very stable, steady employment. We will be able to repay this loan quickly and easily. Thank you for your interest.<br/>

A credit bureau reported the following information about this borrower member on October 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	25
Revolving Credit Balance:	$3,082.00	Public Records On File:	0
Revolving Line Utilization:	99.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 462099

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462099	$1,000	7.40%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462099. Member loan 462099 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,833 / month
Current employer:	PNC Bank	Debt-to-income ratio:	9.16%
Length of employment:	3 years	Location:	Lehigh Valley, PA

Home town:
Current & past employers:	PNC Bank
Education:

This borrower member posted the following loan description, which has not been verified:

577908 added on 11/20/09 > I am getting rid of a store card that has a higher rate than LC loan.<br/>

A credit bureau reported the following information about this borrower member on November 20, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	15
Revolving Credit Balance:	$9,912.00	Public Records On File:	0
Revolving Line Utilization:	18.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 462101

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462101	$17,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462101. Member loan 462101 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	GetFugu.com	Debt-to-income ratio:	2.19%
Length of employment:	< 1 year	Location:	Reseda, CA

Home town:
Current & past employers:	GetFugu.com
Education:

This borrower member posted the following loan description, which has not been verified:

577911 added on 11/20/09 > When can the fund be deposited?<br/>

A credit bureau reported the following information about this borrower member on November 20, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$63,646.00	Public Records On File:	0
Revolving Line Utilization:	9.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 462105

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462105	$25,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462105. Member loan 462105 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,090 / month
Current employer:	UPS	Debt-to-income ratio:	0.00%
Length of employment:	5 years	Location:	Chicago, IL

Home town:
Current & past employers:	UPS
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	1
Revolving Line Utilization:	0.00%	Months Since Last Record:	114
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 462129

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462129	$8,500	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462129. Member loan 462129 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,375 / month
Current employer:	Regus	Debt-to-income ratio:	24.63%
Length of employment:	< 1 year	Location:	Whittier, CA

Home town:
Current & past employers:	Regus
Education:

This borrower member posted the following loan description, which has not been verified:

577954 added on 11/20/09 > I plan to consolidate my debt with this loan and I never miss my credit card payments. I also have a wonderful steady job!<br/>

A credit bureau reported the following information about this borrower member on November 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1987	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,193.00	Public Records On File:	0
Revolving Line Utilization:	28.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 462143

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462143	$25,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462143. Member loan 462143 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,683 / month
Current employer:	General Electric	Debt-to-income ratio:	0.47%
Length of employment:	7 years	Location:	Oak Creek, WI

Home town:
Current & past employers:	General Electric
Education:

This borrower member posted the following loan description, which has not been verified:

577981 added on 11/20/09 > Overview<br/>Boutique Larrieux (La-ru) is an upscale women's clothing boutique that will open in March 2010 via storefront in Milwaukee, WI and via an e-commerce website. In addition to clothing and accessory offerings, the store will have exclusive personal style services, thus ensuring that our customers are well dressed. <br/><br/>Meeting Customer Needs<br/>An estimated 41% of US women are larger than a size 14, making up a critical mass of buying power eager to covet clothing. Yet there are significantly lower levels of satisfaction amongst plus sized shoppers than compared to non plus, thus creating an unique opportunity for new competition in the plus sized apparel market.<br/><br/>Management<br/>With over 20 years of combined experience in marketing and business operations, co-owners Lydia Hamilton and Samuel Monnie have gathered the expertise to complement and grow the business. Our advisory team holds expertise in retail accounting, legal contracts, and public relations. <br/><br/>Finances<br/>The start-up costs for the business consist primarily of initial inventory, operation expenses, equipment and fixtures and are estimated at $110,000 of which the owners will inject 77%-$85,000. A remainder of 23%-$25,000 of start-up funds needs to be secured via either a private investor or bank loan.<br/>

A credit bureau reported the following information about this borrower member on November 20, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,910.00	Public Records On File:	0
Revolving Line Utilization:	6.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 462158

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462158	$10,200	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462158. Member loan 462158 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Hale Aircraft, Inc.	Debt-to-income ratio:	8.47%
Length of employment:	< 1 year	Location:	Newnan, GA

Home town:
Current & past employers:	Hale Aircraft, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	67
Revolving Credit Balance:	$13,041.00	Public Records On File:	0
Revolving Line Utilization:	39.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 462167

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462167	$10,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462167. Member loan 462167 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,250 / month
Current employer:	Merchants Leasing	Debt-to-income ratio:	10.39%
Length of employment:	6 years	Location:	Parkland, FL

Home town:
Current & past employers:	Merchants Leasing
Education:

This borrower member posted the following loan description, which has not been verified:

575156 added on 11/16/09 > Suffered extensive damage (burst pipes resulting in flooding) to primary residence. My homeowners insurance carries a $10,000 deductible.<br/>

A credit bureau reported the following information about this borrower member on November 16, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1981	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$215,372.00	Public Records On File:	0
Revolving Line Utilization:	82.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 462169

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462169	$5,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462169. Member loan 462169 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	agfm	Debt-to-income ratio:	3.45%
Length of employment:	10 + years	Location:	marietta, GA

Home town:
Current & past employers:	agfm
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 20, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1985	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,152.00	Public Records On File:	0
Revolving Line Utilization:	0.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 462171

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462171	$19,500	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462171. Member loan 462171 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	n/a	Debt-to-income ratio:	15.89%
Length of employment:	n/a	Location:	layton, UT

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

578022 added on 11/20/09 > We are a 15 year old company starting an Internet marketing campaign. We are using these funds to purchase banner ads. We have seen a 5 to 1 return on our invest so far.<br/><br/>I am currently retired but have a majority share in this company. <br/><br/>To see our product go to www.moneymasteryforlife.com/mmfl_biz<br/>

A credit bureau reported the following information about this borrower member on November 20, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1965	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,039.00	Public Records On File:	0
Revolving Line Utilization:	1.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 462175

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462175	$3,500	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462175. Member loan 462175 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Clearwire	Debt-to-income ratio:	9.42%
Length of employment:	3 years	Location:	Bothell, WA

Home town:
Current & past employers:	Clearwire
Education:

This borrower member posted the following loan description, which has not been verified:

578028 added on 11/20/09 > I have an effective interest rate of 18.25% with three outstanding credit balances. I would like to pay off those balances using this loan and would much rather pay interest to people willing to invest in my good name than a bank who considers me a number.<br/>I am a financial analyst at a growing company (one of the few growing company's currently) with job stability (been here 3 years) and low DTI. <br/>I'm in the process of verifying my income and I rent a townhome and have lived there for over a year. Any other questions, feel free to ask. Thank you.<br/>

A credit bureau reported the following information about this borrower member on November 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,087.00	Public Records On File:	0
Revolving Line Utilization:	9.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 462192

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462192	$4,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462192. Member loan 462192 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	LexisNexis	Debt-to-income ratio:	15.76%
Length of employment:	< 1 year	Location:	Englewood, OH

Home town:
Current & past employers:	LexisNexis
Education:

This borrower member posted the following loan description, which has not been verified:

578054 added on 11/20/09 > Just need to consolidate a credit payment...Thanks..<br/>

A credit bureau reported the following information about this borrower member on November 20, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	32
Revolving Credit Balance:	$4,007.00	Public Records On File:	0
Revolving Line Utilization:	54.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 462193

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462193	$11,200	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462193. Member loan 462193 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	Nextep	Debt-to-income ratio:	10.80%
Length of employment:	1 year	Location:	Moore, OK

Home town:
Current & past employers:	Nextep
Education:

This borrower member posted the following loan description, which has not been verified:

578055 added on 11/20/09 > Going through Divorce, need to consolidate debt. Please help.<br/>

A credit bureau reported the following information about this borrower member on November 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,631.00	Public Records On File:	0
Revolving Line Utilization:	36.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 462212

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462212	$7,200	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462212. Member loan 462212 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,417 / month
Current employer:	Lynn University	Debt-to-income ratio:	13.61%
Length of employment:	3 years	Location:	Lauderhill, FL

Home town:
Current & past employers:	Lynn University
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,250.00	Public Records On File:	0
Revolving Line Utilization:	93.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 462218

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462218	$12,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462218. Member loan 462218 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Jenkins County BOE	Debt-to-income ratio:	20.69%
Length of employment:	2 years	Location:	Statesboro, GA

Home town:
Current & past employers:	Jenkins County BOE
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,078.00	Public Records On File:	0
Revolving Line Utilization:	68.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 462230

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462230	$3,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462230. Member loan 462230 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	Continental for FIGA	Debt-to-income ratio:	19.31%
Length of employment:	10 + years	Location:	tallahassee, FL

Home town:
Current & past employers:	Continental for FIGA
Education:

This borrower member posted the following loan description, which has not been verified:

578108 added on 11/20/09 > Current Lending Club member for over a year who has received notice as a good standing member can apply for another loan. So applying for another (smaller loan) at this time for more debt consolidation.<br/>

A credit bureau reported the following information about this borrower member on November 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,660.00	Public Records On File:	0
Revolving Line Utilization:	79.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 462232

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462232	$8,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462232. Member loan 462232 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,000 / month
Current employer:	n/a	Debt-to-income ratio:	1.16%
Length of employment:	n/a	Location:	van nuys, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

578113 added on 11/20/09 > i am going to vacation to Giorgia country for 2 weeks i need to pay all expenses there i was told that 90 % percent of the places they don't take credit cards so i need a cash loan<br/>

A credit bureau reported the following information about this borrower member on November 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,295.00	Public Records On File:	0
Revolving Line Utilization:	3.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 462237

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462237	$4,200	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462237. Member loan 462237 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,917 / month
Current employer:	JP Morgan	Debt-to-income ratio:	22.51%
Length of employment:	< 1 year	Location:	manalapan, NJ

Home town:
Current & past employers:	JP Morgan
Education:

This borrower member posted the following loan description, which has not been verified:

389984 added on 11/20/09 > I plan on using the funds to pay some unexpected Medical Bills. I receive my Annual Bonus in February and will look to paydown this Loan Early. Have Good Credit.... Credit History 16 years and never late. Job is extremely Stable. Easy money to the person who funds this Loan Request!!!<br/>

A credit bureau reported the following information about this borrower member on November 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1993	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$197,987.00	Public Records On File:	0
Revolving Line Utilization:	87.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 462245

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462245	$6,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462245. Member loan 462245 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Executive Hotels Vintage Court	Debt-to-income ratio:	24.10%
Length of employment:	2 years	Location:	Walnut Creek, CA

Home town:	Vallejo
Current & past employers:	Executive Hotels Vintage Court, Kimpton Hotels: Argonaut Hotel, San Francisco, Kimpton Hotels: Harbor Court Hotel, San Francisco, Atherton Hotel at OSU
Education:	Oklahoma State University-Main Campus, Murray State College, Oklahoma State University-Okmulgee

This borrower member posted the following loan description, which has not been verified:

578132 added on 11/20/09 > Help my partner and I overcome a difficult year. Because of some medical issues this year, I had to work fewer hours, leaving us short on cash to cover living expenses and relying on credit cards too much. However, life is normal again and I am working full time. But because of these credit card debts, differing due dates and interest rates, it's difficult for us pay them off and not affect our ability to pay other bills.<br/><br/>Patelco Visa $901 14.9%<br/>HSBC Discover $280 14.99%<br/>HSBC MC $676 14.9%<br/>Juniper Card $1,210 22.4%<br/>Barclay Card $220 20.74%<br/>Capital One $1,800 22.9%<br/><br/>These total a bit more than $5,000, but am adding on the few extra hundred to help jump start savings and to cover any fees/charges that may occur.<br/> 578132 added on 11/20/09 > Patelco Visa $901 14.9%<br/>HSBC Discover $280 14.99%<br/>HSBC MC $676 14.9%<br/>Juniper Card $1,210 22.4%<br/>Barclay Card $220 20.74%<br/>Capital One $1,800 22.9%<br/><br/>These total a bit more than $5,000, but am adding on the few extra hundred to help jump start savings and to cover any fees/charges that may occur.<br/>

A credit bureau reported the following information about this borrower member on November 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	61
Revolving Credit Balance:	$4,136.00	Public Records On File:	0
Revolving Line Utilization:	52.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 462268

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462268	$3,250	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462268. Member loan 462268 was requested on November 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	HISD	Debt-to-income ratio:	6.13%
Length of employment:	< 1 year	Location:	Houston, TX

Home town:
Current & past employers:	HISD
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,708.00	Public Records On File:	0
Revolving Line Utilization:	43.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Posting Report Supplement No. 115 dated November 21, 2009